UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

                          TEMPLETON INSTITUTIONAL FUNDS
                         ------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500
                                                    --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  06/30/09
                           --------


ITEM 1. REPORTS TO STOCKHOLDERS.


JUNE 30, 2009

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

                                                               SEMIANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

SEMIANNUAL REPORT
Economic and Market Overview .............................    1
Emerging Markets Series ..................................    3
Foreign Equity Series ....................................    9
Foreign Smaller Companies Series .........................   16
Global Equity Series .....................................   22
Financial Highlights and Statements of Investments .......   29
Financial Statements .....................................   52
Notes to Financial Statements ............................   59
Shareholder Information ..................................   72

Semiannual Report

Economic and Market Overview

During the six months under review, global equities hit new bear market lows in March before delivering their biggest quarterly rally in more than a decade. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period's final weeks, equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

May, but unemployment rose again at the end of the period to 9.5%.(1) In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(2) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(3)

Emerging markets equities followed the same trend. After a dismal 2008, emerging markets stocks recovered much of 2008's decline in the first half of 2009 on renewed investor confidence and a return of risk appetite and bargain hunters. Latin American equity markets were the top emerging market performers as a rebound in commodity prices and stronger local currencies supported returns. Eastern European markets also recorded strong returns as support from the International Monetary Fund and European Union alleviated investor concerns about the health of the region's banking sector.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: European Communities Eurostat.

(3.) Source: People's Bank of China.


                             2 | Semiannual Report

Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined in the Fund's prospectus.

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund delivered a +29.76% cumulative total return for the six-month period ended June 30, 2009. The Fund underperformed its benchmarks, the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which had total returns of +37.78% and +36.22% during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 6.

                                  (BAR CHART)

GEOGRAPHIC BREAKDOWN

Emerging Markets Series
Based on Total Net Assets as of 6/30/09

Asia                        37.5%
Latin America & Caribbean   24.0%
Europe                      23.6%
Middle East & Africa         8.4%
Short-Term Investments &
   Other Net Assets          6.5%

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGES 30.


                             Semiannual Report | 3

TOP 10 COUNTRIES

Emerging Markets Series 6/30/09

               % OF TOTAL
               NET ASSETS
               ----------
Brazil            15.7%
China             13.2%
Russia            11.1%
India              7.2%
South Africa       6.8%
Mexico             6.6%
South Korea        6.1%
Turkey             4.0%
U.K.               3.2%
Hungary            2.6%

MANAGER'S DISCUSSION

During the six months under review, among the most significant detractors from the Fund's absolute performance were China Mobile, the country's market leader in wireless services, Telmex (Telefonos de Mexico), a telecommunications conglomerate, and Russia's Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world's largest producers of nickel, palladium and platinum. We ended the period with an increased position in Norilsk Nickel largely due to the company's dominant market position in an environment of higher commodity prices. On the other hand, we trimmed the Fund's exposure to China Mobile and Telmex as we repositioned the portfolio to take advantage of developments in emerging markets. In our view, the two telecommunications stocks lost value because investors switched from defensive holdings to stocks with higher correlation to the broader market in a rising market environment.

On a positive note, the largest contributors to the Fund's absolute performance during the reporting period included Brazil's two resources giants, Petrobras (Petroleo Brasileiro) in oil and gas, and Vale in iron ore. As the rebound in commodity prices fueled energy and metals and mining stocks, we increased the Fund's exposure to Petrobras and Vale to capitalize on what we believed to be a long-term uptrend in commodity prices. Another key contributor to Fund performance was Taiwan-based integrated circuit design company MediaTek. We reduced the Fund's position in the stock after price appreciation during the period made valuations relatively expensive in our view.

In general, we held a positive long-term outlook on commodities-related companies and believed they could make attractive investment opportunities. Although commodity prices remained below their 2008 peaks, many related companies were still profitable at recent price levels. Based on our analysis, we do not expect commodity prices to return to extremely low levels in the near future, partly because of commodities' relatively inelastic supply and continued demand from emerging markets, even though growth has slowed.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


                             4 | Semiannual Report

During the reporting period, we increased the Fund's holdings in Russia, South Korea, India and Thailand as we searched for attractive investment opportunities. We also made select purchases in Hungary, Austria and Peru due to what we considered attractive valuations. Major purchases were made in Russia's largest oil company LUKOIL Holdings, South Korean oil refiner SK Energy, and Hungary's largest bank OTP Bank. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including Norilsk Nickel, Vale, Russia's Gazprom, the world's largest gas producer, and South Korea's GS Engineering and Construction, a leading construction company.

On the other hand, we reduced the Fund's exposure to South Africa, Taiwan and China via Hong Kong-listed China H and Red Chip shares.(2) In addition to MediaTek, key sales included major Chinese commercial banks ICBC (Industrial and Commercial Bank of China) and China Construction Bank, and BAT (British American Tobacco). These sales allowed us to focus on stocks that we deemed to be relatively more attractively valued within our investment universe. As a result, the Fund's investments in telecommunication services, diversified banks and tobacco companies fell.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

TOP 10 EQUITY HOLDINGS
Emerging Markets Series
6/30/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                    3.7%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
PetroChina Co. Ltd., H                       3.3%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Vale SA, ADR, pfd., A                        3.1%
   METALS & MINING, BRAZIL
Gazprom, ADR                                 3.0%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
LUKOIL Holdings, ADR                         2.7%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
America Movil SAB de CV, L, ADR              2.2%
   WIRELESS TELECOMMUNICATION SERVICES,
      MEXICO
Anglo American PLC                           2.0%
   METALS & MINING, U.K.
China Mobile Ltd.                            2.0%
   WIRELESS TELECOMMUNICATION SERVICES,
      CHINA
Itau Unibanco Holding SA, ADR                1.9%
   COMMERCIAL BANKS, BRAZIL
OTP Bank Ltd.                                1.8%
   COMMERCIAL BANKS, HUNGARY

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


                             Semiannual Report | 5

Performance Summary as of 6/30/09

EMERGING MARKETS SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TEEMX           CHANGE   6/30/09   12/31/08
-------------           ------   -------   --------
Net Asset Value (NAV)   +$2.50    $10.90     $8.40

PERFORMANCE(1)

                                          6-MONTH            1-YEAR      5-YEAR       10-YEAR
                                        ----------          --------   ----------   ----------
Cumulative Total Return(2)                  +29.76%           -28.68%      +59.26%      +85.51%
Average Annual Total Return(3)              +29.76%           -28.68%       +9.75%       +6.37%
Value of $1,000,000 Investment(4)       $1,297,609          $713,169   $1,592,639   $1,855,136
   Total Annual Operating Expenses(5)                1.42%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             6 | Semiannual Report

Your Fund's Expenses

EMERGING MARKETS SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09     VALUE 6/30/09    PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
Actual                                           $1,000          $1,297.60              $8.20
Hypothetical (5% return before expenses)         $1,000          $1,017.65              $7.20

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             8 | Semiannual Report

Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

This semiannual report for Foreign Equity Series (Fund) covers the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's Primary Shares delivered a cumulative total return of +8.64%. The Fund underperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index's +14.35% total return, and performed comparably with the MSCI Europe, Australasia, Far East
(EAFE) Index's +8.42% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 13.

GEOGRAPHIC BREAKDOWN

Foreign Equity Series
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

Europe                                      66.7%
Asia                                        20.8%
Latin America & Caribbean                    2.9%
North America                                2.4%
Middle East & Africa                         0.4%
Short-Term Investments & Other Net Assets    6.8%

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                             Semiannual Report | 9

PORTFOLIO BREAKDOWN

Foreign Equity Series
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

Commercial Banks                            10.7%
Diversified Telecommunication Services      10.3%
Oil, Gas & Consumable Fuels                  9.1%
Pharmaceuticals                              8.0%
Insurance                                    4.8%
Food Products                                4.8%
Aerospace & Defense                          3.6%
Industrial Conglomerates                     3.6%
Semiconductors & Semiconductor Equipment     3.2%
Media                                        3.0%
Wireless Telecommunication Services          2.7%
Software                                     2.6%
Thrifts & Mortgage Finance                   2.4%
Electric Utilities                           2.2%
Other                                       22.2%
Short-Term Investments & Other Net Assets    6.8%

MANAGER'S DISCUSSION

During the six months under review, the health care sector suffered from a rotation out of defensive stocks.(2) Thus, the Fund's overweighted exposure to the sector detracted from performance relative to the MSCI AC World ex USA Index. Novartis, Europe's second-largest drug maker, was a major detractor as earnings fell largely due to currency headwinds. Investor concerns surrounding the ultimate impact of President Obama's proposed health care policy added to existing fears of patent expirations and generic competition and pressured performance in recent months. We remained committed to our overweighted position in the sector and used the pullback as an opportunity to buy health care companies with what we considered strong balance sheets, proven drug franchises and undervalued pipelines at decades-low valuations.

Our stock selection and underweighted allocation in the materials sector detracted most from relative returns.(3) We maintained an underweighted materials sector position because our analysis indicated that valuations overstated the longer-term, normalized demand scenario, particularly from emerging market economies. However, during the period, many emerging market governments aggressively stimulated industrial demand and investors returned to commodities, causing our underweighted materials position to miss out on the sector's rally.

The Fund's underweighted financials sector position compared with the MSCI AC World ex USA Index limited the positive impact of the financials-led market rally during the second half of the period.(4) We maintained an underweighted position in the sector due to what we saw as ongoing structural impairment and limited earnings in some areas of the financial industry. Although our underweighted allocation hampered relative results, our stock selection benefited Fund performance. Four of the Fund's top five contributors were financials stocks including our top contributor, Indian mortgage lender Housing Development Finance Corp. (HDFC). HDFC's performance also highlighted the general resurgence of emerging market regions during the period, another sign of investors' increased risk appetite. India, in particular, experienced a dramatic upswing due to speculation that the ruling Congress Party's reelection could help bolster economic growth. Other top performing stocks from the developing world included Brazilian oil giant Petroleo Brasileiro,

(2.) The health care sector comprises health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

(3.) The materials sector comprises chemicals and metals and mining in the SOI.

(4.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.


                             10 | Semiannual Report
mobile operator China Telecom, and South Korean semiconductor manufacturer Samsung Electronics.

Samsung, along with fellow chip makers Taiwan Semiconductor and Infineon Technologies, also participated in a broader information technology sector rally.(5) Consequently, our overweighted information technology allocation benefited relative Fund performance. Although technology stocks are traditionally considered cyclical, we believed that recent corporate underspending on essential technology products and services could leave some technology stocks well positioned for longer-term growth. Our underweighted allocation in the utilities sector also contributed to relative results.(6) We believed the sector's seemingly expensive, low-growth profile justified an underweighted position, a decision that benefited the Fund as market momentum favored more cyclical stocks during the period.

It is also important to recognize the impact that currency fluctuations had on Fund performance. The U.S. dollar strengthened during the first half of the period as investors sought the relative safety of Treasury securities and strategists forecast that the U.S. would lead the global economy out of recession. However, during the second half of the period, emerging market economic prospects improved and investors began to worry about the ongoing stability of the dollar in the face of aggressive and experimental monetary policy. Consequently, the dollar declined, ultimately finishing the six-month period weaker relative to most non-U.S. currencies. The greenback's fall modestly aided returns for U.S.-dollar investors, whose foreign-currency denominated investments were ultimately worth more dollars once repatriated. Thus, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

(5.) The information technology sector comprises semiconductors and semiconductor equipment and software in the SOI.

(6.) The utilities sector comprises electric utilities and multi-utilities in the SOI.

TOP 10 EQUITY HOLDINGS
Foreign Equity Series
6/30/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Telefonica SA, ord. & ADR                       2.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
Housing Development Finance Corp. Ltd.          2.4%
   THRIFTS & MORTGAGE FINANCE, INDIA
Nestle SA, ord. & ADR                           2.1%
   FOOD PRODUCTS, SWITZERLAND
France Telecom SA                               1.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
Novartis AG                                     1.9%
   PHARMACEUTICALS, SWITZERLAND
Unilever NV                                     1.9%
   FOOD PRODUCTS, NETHERLANDS
Sanofi-Aventis, ord. & ADR                      1.9%
   PHARMACEUTICALS, FRANCE
GlaxoSmithKline PLC                             1.8%
   PHARMACEUTICALS, U.K.
DBS Group Holdings Ltd., ord. & ADR             1.7%
   COMMERCIAL BANKS, SINGAPORE
Rolls-Royce Group PLC                           1.7%
   AEROSPACE & DEFENSE, U.K.


                             Semiannual Report | 11

By relying on our time-tested, bottom-up, value-oriented investment discipline, and consistently buying what we consider undervalued equities throughout the recent downturn, we believe we have constructed a portfolio well positioned for potential long-term growth regardless of the ultimate economic and financial market recovery scenario. We thank you for your loyalty and trust, and look forward to serving your future investment needs.

(PHOTO OF GARY P. MOTYL)


/s/ Gary P. Motyl
Gary P. Motyl, CFA
Chief Investment Officer -
Templeton Global Equity Group
President - Templeton Investment Counsel, LLC

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             12 | Semiannual Report

Performance Summary as of 6/30/09

FOREIGN EQUITY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

PRIMARY SHARES (SYMBOL: TFEQX)   CHANGE   6/30/09   12/31/08
------------------------------   ------   -------   --------
Net Asset Value (NAV)            +$1.28    $16.10     $14.82


SERVICE SHARES (SYMBOL: TFESX)   CHANGE   6/30/09   12/31/08
------------------------------   ------   -------   --------
Net Asset Value (NAV)            +$1.27    $16.08     $14.81

PERFORMANCE

PRIMARY SHARES(1)                         6-MONTH            1-YEAR      5-YEAR       10-YEAR
-----------------                       ----------          --------   ----------   ----------
Cumulative Total Return(2)                   +8.64%           -26.45%      +27.90%      +52.33%
Average Annual Total Return(3)               +8.64%           -26.45%       +5.04%       +4.30%
Value of $1,000,000 Investment(4)       $1,086,372          $735,471   $1,278,974   $1,523,273
   Total Annual Operating Expenses(5)                0.82%

SERVICE SHARES                                   6-MONTH     1-YEAR    INCEPTION (9/18/06)
--------------                                 ----------   --------   -------------------
Cumulative Total Return(2)                          +8.58%    -26.56%          -15.99%
Average Annual Total Return(3)                      +8.58%    -26.56%           -6.07%
Value of $1,000,000 Investment(4)              $1,085,777   $734,370         $840,122
   Total Annual Operating Expenses(5)   0.97%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT FTINSTITUTIONAL.COM OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

FOREIGN EQUITY SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, IF APPLICABLE. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
PRIMARY SHARES                                VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
--------------                             -----------------   --------------   ----------------------
Actual                                           $1,000          $1,086.40              $4.19
Hypothetical (5% return before expenses)         $1,000          $1,020.78              $4.06
SERVICE SHARES
Actual                                           $1,000          $1,085.80              $4.96
Hypothetical (5% return before expenses)         $1,000          $1,020.03              $4.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.81% and Service Shares:
     0.96%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 15

Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund delivered a +27.81% cumulative total return for the six-month period ended June 30, 2009. The Fund underperformed its benchmark, the S&P Global ex-U.S. less than $2 Billion Index, which had a +29.75% total return during the same period.(1) Please note that index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 19.

GEOGRAPHIC BREAKDOWN

Foreign Smaller Companies Series Based on Total Net Assets as of 6/30/09

                                   (BAR CHART)

Asia                                        40.1%
Europe                                      32.2%
North America                               10.1%
Australia & New Zealand                      3.4%
Latin America & Caribbean                    2.6%
Middle East & Africa                         1.6%
Short-Term Investments & Other Net Assets   10.0%

PERFORMANCE OVERVIEW

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

MANAGER'S DISCUSSION

During the six months under review, the Fund had several detractors from relative performance. For example, France-based Sperian Protection is a commercial services provider that specializes in head and body protection. Because the company's revenues are cyclical, its shares declined in value amid global recessionary concerns. Longer term, however, Sperian is well diversified

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P Global ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                             16 | Semiannual Report
by end market, product and geography, and it has earned solid profit margins on its head protection unit, where the company has established itself as a global leader.

Celesio, based in Germany, is a distributor of pharmaceuticals to wholesale and retail customers throughout Europe. During the period, the company's stock was hurt by legal issues surrounding German pharmacy chain ownership and weakening consumer sales. However, organic growth was positive, despite pricing pressures, and the company had external growth opportunities such as increased penetration in existing markets, expansion in eastern Europe, and augmenting its transport and logistics segment. Celesio was also aggressively cutting costs and, in our view, its stock continued to offer upside potential.

Based in South Korea, Binggrae is a leading producer of dairy beverage and ice cream products. The company has strong brand power and efficient cost management, and its balance sheet and profitability have improved significantly over the past five years. However, the shares underperformed as many investors moved from consumer staples holdings into other sectors as risk aversion waned during the period. At period-end, we believed the stock offered attractive long-term value.

On a positive note, several holdings performed well during the period. Hong Kong-based Stella International Holdings, one of the world's largest footwear manufacturers, could benefit from growth in strong global brands and increased consumption in China. A key competitive advantage for Stella is its ability to produce small, customized batches of high-quality footwear while benefiting from efficiency given its large scale. This ability has supported stable margins and higher-than-average profitability. In our opinion, the company may benefit from its growth strategy and cost savings from outsourcing production.

Youngone was also a top contributor to performance. The South Korean company is a leading original equipment manufacturer of high-end sportswear and casual outerwear such as ski wear, anoraks, and hiking and mountain-climbing apparel. We believed the stock was attractive due to the company's geographically diversified production base, competitive pricing, high product quality and strong customer relationships. Youngone, which has been expanding its production base in lower cost countries, also generates strong cash flows and, in our view, could benefit from growing industry consolidation.

Swedish company Niscayah Group, formerly known as Securitas Systems, designs and installs corporate security systems. Its products include video surveillance, access controls, intrusion protection and fire protection. The company, which receives 25% of its revenues from sales to banks and other financial institutions, benefited during the period as the market became more optimistic about the

PORTFOLIO BREAKDOWN

Foreign Smaller Companies Series Based on Total Net Assets as of 6/30/09

                                   (BAR CHART)

Textiles, Apparel & Luxury Goods                 11.3%
Commercial Services & Supplies                    5.8%
Electronic Equipment, Instruments & Components    5.1%
Commercial Banks                                  4.6%
Communications Equipment                          4.5%
Specialty Retail                                  3.7%
Food & Staples Retailing                          3.4%
Machinery                                         3.3%
Professional Services                             3.1%
Household Durables                                3.0%
Food Products                                     2.9%
Leisure Equipment & Products                      2.9%
Health Care Providers & Services                  2.8%
Capital Markets                                   2.7%
Computers & Peripherals                           2.6%
Other                                            28.3%
Short-Term Investments & Other Net Assets        10.0%


                             Semiannual Report | 17

TOP 10 EQUITY HOLDINGS

Foreign Smaller Companies Series
6/30/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Stella International Holdings Ltd.           2.0%
   TEXTILES, APPAREL & LUXURY GOODS,
   CAYMAN ISLANDS
Ju Teng International Holdings Ltd.          1.9%
   ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS, CAYMAN ISLANDS
VTech Holdings Ltd.                          1.8%
   COMMUNICATIONS EQUIPMENT, HONG KONG
Giant Manufacturing Co. Ltd.                 1.7%
   LEISURE EQUIPMENT & PRODUCTS, TAIWAN
Simplo Technology Co. Ltd.                   1.7%
   COMPUTERS & PERIPHERALS, TAIWAN
Huhtamaki OYJ                                1.7%
   CONTAINERS & PACKAGING, FINLAND
Massmart Holdings Ltd.                       1.6%
   FOOD & STAPLES RETAILING, SOUTH
   AFRICA
Steiner Leisure Ltd.                         1.6%
   DIVERSIFIED CONSUMER SERVICES,
   BAHAMAS
Dorel Industries Inc., B                     1.6%
   HOUSEHOLD DURABLES, CANADA
Descente Ltd.                                1.5%
   TEXTILES, APPAREL & LUXURY GOODS,
   JAPAN

prospects for the global economy and the financial sector. Over the longer term, we believe Niscayah has margin expansion potential as the company increases its installed security base and number of associated service contracts.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA

Portfolio Management Team
Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 6/30/09

FOREIGN SMALLER COMPANY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TFSCX           CHANGE   6/30/09   12/31/08
-------------           ------   -------   --------
Net Asset Value (NAV)   +$2.45    $11.26   $8.81

PERFORMANCE(1)

                                                                                      INCEPTION
                                          6-MONTH             1-YEAR      5-YEAR     (10/21/02)
                                        ----------           --------   ----------   ----------
Cumulative Total Return(2)                  +27.81%            -24.50%      +28.26%     +107.71%
Average Annual Total Return(3)              +27.81%            -24.50%       +5.10%      +11.54%
Value of $1,000,000 Investment(4)       $1,278,083           $754,967   $1,282,576   $2,077,000
   Total Annual Operating Expenses(5)
      Without Waiver                                 1.09%
      With Waiver                                    0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 19

Your Fund's Expenses

FOREIGN SMALLER COMPANIES SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             20 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09     VALUE 6/30/09    PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $1,278.10              $5.37
Hypothetical (5% return before expenses)         $1,000           $1,020.08              $4.76

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 21

Global Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

This semiannual report for Global Equity Series (Fund) covers the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, the Fund delivered a cumulative total return of +4.61%. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which had a +9.59% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund performance data in the Performance Summary on page 26.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth, fundamental, internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

From a geographic perspective, developed-market European stocks were somewhat out of favor as investors seemed to prefer growth over stability, and our overweighted position and stock selection in the region detracted from performance relative to the MSCI AC World Index. Conversely, emerging markets generally delivered some of the Fund's best absolute and relative returns during the period as investors seemed to favor their highly cyclical

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


                             22 | Semiannual Report
growth profiles. The Fund's North American stocks also posted strong relative gains due to stock selection and an underweighted position.

Looking at sectors, consumer discretionary holdings detracted from absolute and relative performance during the period due to our underweighting in this cyclical sector and underperformance by the Fund's media holdings.(2) Although we remained optimistic about prospects for consumer stocks with strong fundamentals to weather a prolonged downturn and with exposure to high discretionary income to benefit in the event of a recovery, we believed consumer spending habits were changing and that consumer demand may take many years to recover. Financials stocks were the biggest detractors in relative terms, particularly the Fund's insurance holdings.(3) Swiss Reinsurance, the world's second-largest reinsurer, was a major detractor from Fund returns. We sold our position after the company confirmed it would need additional capital in excess of shareholder Warren Buffet's substantial $2.6 billion investment. We believed that ongoing structural impairment and limited earnings in some areas of the financial industry held significant risks. Although we continued to buy what we believed were well-capitalized, transparent financial companies whose share prices were subjected to indiscriminate selling, we nonetheless maintained an underweighted financials sector position.

Telecommunication services and health care stocks delivered gains exceeding the benchmark's holdings within their respective sectors.(4) However, our overweighted positions in these sectors, which each underperformed the overall index, detracted from relative performance as the market seemed to reward more aggressive, economically sensitive stocks. We continued to favor some companies in these sectors for their mix of defensive characteristics and growth potential. In the telecommunications sector, we identified numerous undervalued stocks across regions. In our analysis, several developed market companies have diverse geographical revenue streams, which could provide stable cash flow generation and solid growth prospects in emerging consumer markets. In the health care sector, we were attracted by select health care stocks with multi-decade low valuations, high free cash flow and dividend yields, and what we considered favorable earnings growth profiles, which were also aided by what we viewed as their potential to reduce inflated cost structures.

GEOGRAPHIC BREAKDOWN
Global Equity Series
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

Europe                      46.5%
North America               26.4%
Asia                        11.7%
Latin America & Caribbean    3.4%
Australia & New Zealand      1.7%
Middle East & Africa         0.5%
Short-Term Investments &
   Other Net Assets          9.8%

(2.) The consumer discretionary sector comprises auto components, automobiles, household products, media and multiline retail in the SOI.

(3.) The financials sector comprises capital markets, commercial banks, insurance, and real estate management and development in the SOI.

(4.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.


                             Semiannual Report | 23

PORTFOLIO BREAKDOWN
Global Equity Series
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

Pharmaceuticals                             11.3%
Diversified Telecommunication Services       9.5%
Multi-Utilities                              8.1%
Oil, Gas & Consumable Fuels                  7.6%
Food Products                                6.4%
Media                                        5.9%
Insurance                                    5.4%
Software                                     5.0%
Wireless Telecommunication Services          4.4%
Food & Staples Retailing                     3.6%
Health Care Providers & Services             2.5%
Semiconductors & Semiconductor Equipment     2.1%
Commercial Banks                             2.0%
Other                                       16.4%
Short-Term Investments & Other Net Assets    9.8%

The Fund's materials sector holdings delivered strong absolute returns as emerging markets strengthened and a weaker U.S. dollar underpinned a sharp commodity price rally during the latter half of the period.(5) However, our underweighting in the sector detracted from relative Fund performance. We maintained an underweighted materials sector position because our analysis indicated that valuations overstated the longer-term, normalized demand scenario, particularly from emerging market economies. Energy stocks also benefited from U.S. dollar weakness and signs of a budding global economic recovery.(6) Although we remained underweighted for largely the same reasons as the materials sector, our energy holdings nearly doubled the benchmark's returns, benefiting the Fund's absolute and relative performance. Most of our top energy and materials holdings hailed from emerging markets including Brazilian mining company Vale, Brazilian oil giant Petroleo Brasileiro and Russian oil producer Gazprom.

Stock selection in the utilities and consumer staples sectors contributed to relative Fund performance.(7) Although these traditionally defensive sectors generally lagged the risk rally that defined the latter half of the reporting period, some of our holdings supported relative performance. Examples included power and gas utilities National Grid (U.K.) and CMS Energy (U.S.)(8) and U.S. beverage maker and bottler Dr. Pepper Snapple Group. Dr. Pepper delivered better-than-expected earnings and profit forecasts during the period. The Fund's information technology stocks achieved solid absolute returns, led by semiconductor manufacturers Taiwan Semiconductor and Infineon Technologies, which recovered from historically depressed valuations during the six months under review.(9) We believed that recent corporate underspending on essential technology products and services could position some technology stocks well for longer-term growth.

It is also important to recognize the impact that currency fluctuations had on Fund performance. The U.S. dollar strengthened during the first half of the period as investors sought the relative safety of Treasury securities and strategists forecast that the U.S. would lead the global economy out of recession. However, during the second half of the period, emerging market economic prospects improved and investors began to worry about the ongoing stability of the dollar in the face of aggressive and experimental monetary policy. Consequently, the

(5.) The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.

(6.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

(7.) The utilities sector comprises electric utilities and multi-utilities in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, and household products in the SOI.

(8.) This holding is not an index component.

(9.) The information technology sector comprises communications equipment, computers and peripherals, electronic equipment, IT services, semiconductors and semiconductor equipment, and software in the SOI.


                             24 | Semiannual Report
dollar declined, ultimately finishing the six-month period weaker relative to most non-U.S. currencies. The greenback's fall modestly aided returns for U.S.-dollar investors, whose foreign-currency denominated investments were ultimately worth more dollars once repatriated. Thus, the Fund's performance was positively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

By relying on our time-tested, bottom-up, value-oriented investment discipline, and consistently buying what we consider undervalued equities throughout the recent downturn, we believe we have constructed a portfolio well positioned for potential long-term growth regardless of the ultimate economic and financial market recovery scenario. We thank you for your loyalty and trust, and look forward to serving your future investment needs.

(PHOTO OF NEIL DEVLIN)


/s/  Neil Devlin
Neil Devlin, CFA
Portfolio Manager
Global Equity Series

TOP 10 EQUITY HOLDINGS
Global Equity Series
6/30/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Telefonica SA, ADR                              2.1%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
Muenchener                                      2.1%
Rueckversicherungs-Gesellschaft AG
   INSURANCE, GERMANY
Nestle SA                                       2.0%
   FOOD PRODUCTS, SWITZERLAND
National Grid PLC                               1.9%
   MULTI-UTILITIES, U.K.
Roche Holding AG                                1.8%
   PHARMACEUTICALS, SWITZERLAND
Unilever NV                                     1.8%
   FOOD PRODUCTS, NETHERLANDS
France Telecom SA                               1.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
Microsoft Corp.                                 1.8%
   SOFTWARE, U.S.
Merck KGaA                                      1.8%
   PHARMACEUTICALS, GERMANY
Goodman Fielder Ltd.                            1.7%
   FOOD PRODUCTS, AUSTRALIA

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 25

Performance Summary as of 6/30/09

GLOBAL EQUITY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TGESX           CHANGE   6/30/09   12/31/08
-------------           ------   -------   --------
Net Asset Value (NAV)   +$0.31    $7.04      $6.73

PERFORMANCE(1)

                                                 6-MONTH     1-YEAR    INCEPTION (3/31/08)
                                               ----------   --------   -------------------
Cumulative Total Return(2)                          +4.61%    -24.13%        -28.60%
Average Annual Total Return(3)                      +4.61%    -24.13%        -23.64%
Value of $1,000,000 Investment(4)              $1,046,063   $758,745       $713,979
   Total Annual Operating Expenses(5)
      Without Waiver                    1.05%
      With Waiver                       0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR FEES SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 0.81% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total return would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             26 | Semiannual Report

Your Fund's Expenses

GLOBAL EQUITY SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
Actual                                          $1,000            $1,046.10             $4.11
Hypothetical (5% return before expenses)        $1,000            $1,020.78             $4.06

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             28 | Semiannual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                      SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2009   ------------------------------------------------------------------
                                         (UNAUDITED)       2008          2007          2006          2005          2004
                                      ----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ..........................     $     8.40     $    21.23    $    20.86    $    18.93    $    15.09    $    12.18
                                         ----------     ----------    ----------    ----------    ----------    ----------
Income from investment
   operations(a):
   Net investment income(b) ........           0.14           0.28          0.50          0.44          0.33          0.21
   Net realized and unrealized gains
      (losses) .....................           2.36         (11.43)         5.31          4.96          3.89          2.97
                                         ----------     ----------    ----------    ----------    ----------    ----------
Total from investment operations ...           2.50         (11.15)         5.81          5.40          4.22          3.18
                                         ----------     ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...........             --          (0.50)        (0.79)        (0.54)        (0.38)        (0.27)
   Net realized gains ..............             --          (1.18)        (4.65)        (2.93)           --            --
                                         ----------     ----------    ----------    ----------    ----------    ----------
Total distributions ................             --          (1.68)        (5.44)        (3.47)        (0.38)        (0.27)
                                         ----------     ----------    ----------    ----------    ----------    ----------
Redemption fees(c) .................             --             --(d)         --(d)         --(d)         --(d)         --(d)
                                         ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .....     $    10.90     $     8.40    $    21.23    $    20.86    $    18.93    $    15.09
                                         ----------     ----------    ----------    ----------    ----------    ----------
Total return(e) ....................          29.76%        (54.10)%       30.10%        29.07%        28.09%        26.40%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................           1.44%          1.40%         1.41%         1.42%         1.42%         1.45%
Net investment income ..............           3.10%          1.79%         2.18%         2.09%         1.98%         1.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $1,343,614     $1,120,378    $3,184,512    $3,209,602    $2,841,536    $2,063,532
Portfolio turnover rate ............          35.80%         77.61%        87.26%        40.84%        36.42%        52.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

EMERGING MARKETS SERIES                                             INDUSTRY                        SHARES           VALUE
-----------------------                           --------------------------------------------  --------------  --------------
       COMMON STOCKS 84.3%
       ARGENTINA 0.4%
(a, b) Grupo Clarin S.A., GDR, Reg S, B ........                     Media                              14,000  $       49,420
       Tenaris SA, ADR .........................          Energy Equipment & Services                  198,360       5,363,654
                                                                                                                --------------
                                                                                                                     5,413,074
                                                                                                                --------------
       AUSTRIA 1.5%
       Erste Group Bank AG .....................                Commercial Banks                       100,430       2,708,798
   (a) IMMOEAST AG .............................      Real Estate Management & Development             231,043         580,069
       OMV AG ..................................          Oil, Gas & Consumable Fuels                  450,138      16,851,094
       Raiffeisen International Bank
       Holding AG ..............................                Commercial Banks                         1,600          55,543
   (a) Wienerberger AG .........................               Building Products                        17,500         216,737
                                                                                                                --------------
                                                                                                                    20,412,241
                                                                                                                --------------
       BRAZIL 7.2%
       AES Tiete SA ............................  Independent Power Producers & Energy Traders       1,428,139      13,482,571
       Companhia de Bebidas das Americas
          (AmBev) ..............................                   Beverages                           434,509      23,494,168
   (a) Companhia de Bebidas das Americas
          (AmBev), IDR .........................                   Beverages                             1,396          75,483
       Itau Unibanco Holding SA, ADR ...........                Commercial Banks                     1,617,540      25,605,658
       Natura Cosmeticos SA ....................               Personal Products                     1,644,011      21,706,939
       Souza Cruz SA ...........................                    Tobacco                            430,819      12,278,633
                                                                                                                --------------
                                                                                                                    96,643,452
                                                                                                                --------------
       CHINA 13.2%
       Aluminum Corp. of China Ltd., H .........                Metals & Mining                     18,309,000      17,340,618
       Angang Steel Co. Ltd., H ................                Metals & Mining                      3,834,000       6,362,048
       China Coal Energy Co., H ................          Oil, Gas & Consumable Fuels               14,520,000      17,199,396
       China Mobile Ltd. .......................      Wireless Telecommunication Services            2,647,000      26,504,497
       China Molybdenum Co. Ltd., H ............                Metals & Mining                      7,470,623       5,388,558
       China Petroleum and Chemical Corp., H ...          Oil, Gas & Consumable Fuels                2,890,000       2,203,886
       China Shipping Development Co. Ltd., H ..                     Marine                          6,216,000       8,020,749
       CNOOC Ltd. ..............................          Oil, Gas & Consumable Fuels                7,358,000       9,124,038
       Denway Motors Ltd. ......................                  Automobiles                       30,365,858      12,146,500
   (a) Hidili Industry International Development
          Ltd ..................................                Metals & Mining                     20,562,000      16,157,961
       Lonking Holdings Ltd. ...................                   Machinery                        10,478,000       5,083,586
       PetroChina Co. Ltd., H ..................          Oil, Gas & Consumable Fuels               40,270,000      44,687,286
       Soho China Ltd. .........................      Real Estate Management & Development           2,620,500       1,623,040
       Zijin Mining Group Co. Ltd., H ..........                Metals & Mining                      5,392,000       4,877,214
                                                                                                                --------------
                                                                                                                   176,719,377
                                                                                                                --------------
       HONG KONG 1.7%
       Dairy Farm International Holdings Ltd. ..            Food & Staples Retailing                 2,370,519      15,313,553
       VTech Holdings Ltd. .....................            Communications Equipment                 1,093,000       7,460,703
                                                                                                                --------------
                                                                                                                    22,774,256
                                                                                                                --------------


                             30 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES                                             INDUSTRY                        SHARES           VALUE
-----------------------                           --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       HUNGARY 2.6%
       Magyar Telekom PLC ......................      Diversified Telecommunication Services         1,399,802  $    4,119,399
       MOL Hungarian Oil and Gas Nyrt. .........           Oil, Gas & Consumable Fuels                 102,883       6,336,401
   (a) OTP Bank Ltd. ...........................                 Commercial Banks                    1,345,790      24,206,602
                                                                                                                --------------
                                                                                                                    34,662,402
                                                                                                                --------------
       INDIA 7.2%
       GAIL India Ltd. .........................                  Gas Utilities                      1,953,038      11,777,535
       Grasim Industries Ltd. ..................              Construction Materials                    29,702       1,437,048
       Hindalco Industries Ltd. ................                 Metals & Mining                     5,185,970       9,389,049
       Infosys Technologies Ltd. ...............                   IT Services                         323,383      12,033,911
       National Aluminium Co. Ltd. .............                 Metals & Mining                       755,329       4,823,033
       Oil & Natural Gas Corp. Ltd. ............           Oil, Gas & Consumable Fuels                 823,946      18,413,252
       Sesa Goa Ltd. ...........................                 Metals & Mining                     1,928,703       7,381,580
       Steel Authority of India Ltd. ...........                 Metals & Mining                     2,462,000       7,790,748
       Tata Chemicals Ltd. .....................                    Chemicals                        1,260,362       5,750,154
       Tata Consultancy Services Ltd. ..........                   IT Services                       2,193,710      17,903,430
                                                                                                                --------------
                                                                                                                    96,699,740
                                                                                                                --------------
       INDONESIA 2.4%
       PT Astra International Tbk ..............                   Automobiles                       6,580,000      15,342,053
       PT Bank Central Asia Tbk ................                 Commercial Banks                   21,720,500       7,500,834
       PT Telekomunikasi Indonesia, B ..........      Diversified Telecommunication Services        13,349,000       9,808,229
                                                                                                                --------------
                                                                                                                    32,651,116
                                                                                                                --------------
       ISRAEL 0.8%
   (a) Taro Pharmaceutical Industries Ltd. .....                 Pharmaceuticals                     1,164,107      10,185,936
                                                                                                                --------------
       KUWAIT 0.1%
       National Mobile Telecommunications Co. ..       Wireless Telecommunication Services             195,000       1,166,081
                                                                                                                --------------
       MEXICO 6.6%
       America Movil SAB de CV, L, ADR .........       Wireless Telecommunication Services             758,978      29,387,628
       Grupo Televisa SA .......................                      Media                          6,709,335      22,787,526
       Kimberly Clark de Mexico SAB de CV, A ...                Household Products                   4,992,980      19,042,350
       Telefonos de Mexico SAB de CV, L, ADR ...      Diversified Telecommunication Services           302,758       4,907,707
       Wal-Mart de Mexico SAB de CV, V .........             Food & Staples Retailing                4,296,160      12,703,519
                                                                                                                --------------
                                                                                                                    88,828,730
                                                                                                                --------------
       NETHERLANDS 0.0%(c)
   (a) Vimetco NV, GDR .........................                 Metals & Mining                         5,000           4,350
                                                                                                                --------------
       PAKISTAN 1.2%
       MCB Bank Ltd. ...........................                 Commercial Banks                    3,669,997       7,008,815
       Oil & Gas Development Co. Ltd. ..........           Oil, Gas & Consumable Fuels               6,080,900       5,860,659
   (a) Pakistan Telecommunications Corp., A ....      Diversified Telecommunication Services        16,402,633       3,463,785
                                                                                                                --------------
                                                                                                                    16,333,259
                                                                                                                --------------
       PERU 0.6%
       Credicorp Ltd. ..........................                 Commercial Banks                      139,500       8,118,900
                                                                                                                --------------
       QATAR 0.6%
       Qatar National Bank .....................                 Commercial Banks                      225,313       7,427,901
                                                                                                                --------------


                             Semiannual Report | 31

Templeton Institutional Funds

EMERGING MARKETS SERIES                                             INDUSTRY                        SHARES           VALUE
-----------------------                           --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       RUSSIA 11.1%
   (a) Bank of Moscow ..........................                Commercial Banks                         9,358  $      212,472
       Gazprom, ADR ............................          Oil, Gas & Consumable Fuels                1,383,900      28,065,492
       Gazprom, ADR (London Exchange) ..........          Oil, Gas & Consumable Fuels                  590,600      11,953,744
       LUKOIL Holdings, ADR ....................          Oil, Gas & Consumable Fuels                  202,570       9,054,879
       LUKOIL Holdings, ADR (London Exchange) ..          Oil, Gas & Consumable Fuels                  625,550      27,724,376
   (a) Mining and Metallurgical Co. Norilsk
          Nickel, ADR ..........................                Metals & Mining                      1,752,900      15,951,390
       Mobile TeleSystems ......................      Wireless Telecommunication Services            1,464,400       7,834,540
       Mobile TeleSystems, ADR .................      Wireless Telecommunication Services              337,400      12,460,182
   (a) RusHydro ................................               Electric Utilities                   28,142,800       1,066,612
   (a) RusHydro, GDR ...........................               Electric Utilities                      177,572         672,998
       Sberbank RF .............................                Commercial Banks                     8,535,150      10,796,965
       Sibirtelecom ............................     Diversified Telecommunication Services         29,003,500         623,575
       TNK-BP ..................................          Oil, Gas & Consumable Fuels               12,656,073      13,352,157
   (b) Uralkali, GDR, Reg S ....................                   Chemicals                           323,250       5,194,628
       Vsmpo-Avisma Corp. ......................                Metals & Mining                          9,025         605,088
   (a) Wimm-Bill-Dann Foods ....................                 Food Products                         107,050       3,348,253
                                                                                                                --------------
                                                                                                                   148,917,351
                                                                                                                --------------
       SINGAPORE 0.6%
       Fraser and Neave Ltd. ...................            Industrial Conglomerates                 3,078,139       8,244,067
                                                                                                                --------------
       SOUTH AFRICA 6.8%
       Barloworld Ltd. .........................            Industrial Conglomerates                    46,000         231,402
       Foschini Ltd. ...........................                Specialty Retail                     1,170,277       7,624,325
       Impala Platinum Holdings Ltd. ...........                Metals & Mining                        290,850       6,427,510
       Lewis Group Ltd. ........................                Specialty Retail                     1,731,297      10,819,203
       MTN Group Ltd. ..........................      Wireless Telecommunication Services              555,866       8,526,450
       Naspers Ltd., N .........................                     Media                             580,001      15,265,163
       Pretoria Portland Cement Co. Ltd. .......             Construction Materials                    241,973         910,418
       Remgro Ltd. .............................         Diversified Financial Services              1,297,201      12,464,095
       Standard Bank Group Ltd. ................                Commercial Banks                     1,791,951      20,607,553
       Tiger Brands Ltd. .......................                 Food Products                         476,107       8,894,985
                                                                                                                --------------
                                                                                                                    91,771,104
                                                                                                                --------------
       SOUTH KOREA 6.1%
       CJ Internet Corp. .......................                     Media                             182,284       2,009,013
       GS Engineering & Construction Corp. .....           Construction & Engineering                  228,060      13,238,500
       GS Holdings Corp. .......................          Oil, Gas & Consumable Fuels                  218,850       5,133,052
       Hyundai Development Co. .................           Construction & Engineering                  255,620       8,090,890
       Kangwon Land Inc. .......................         Hotels, Restaurants & Leisure                 971,788      12,425,592
   (a) NHN Corp. ...............................          Internet Software & Services                   7,716       1,068,304
       Samsung Electronics Co. Ltd. ............    Semiconductors & Semiconductor Equipment            27,561      12,798,958
   (a) Shinhan Financial Group Co. Ltd. ........                Commercial Banks                       476,005      12,042,016
       SK Energy Co. Ltd. ......................          Oil, Gas & Consumable Fuels                  188,062      15,121,082
                                                                                                                --------------
                                                                                                                    81,927,407
                                                                                                                --------------


                             32 | Semiannual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES                                             INDUSTRY                        SHARES           VALUE
-----------------------                           --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       SWEDEN 1.2%
       Oriflame Cosmetics SA, SDR ..............                Personal Products                      384,603  $   16,722,086
                                                                                                                --------------
       TAIWAN 2.5%
       MediaTek Inc. ...........................     Semiconductors & Semiconductor Equipment          237,610       2,834,544
       President Chain Store Corp. .............             Food & Staples Retailing                8,835,010      22,611,818
       Siliconware Precision Industries Co. ....     Semiconductors & Semiconductor Equipment        1,502,000       1,739,230
       Taiwan Semiconductor Manufacturing Co. ..
          Ltd. .................................     Semiconductors & Semiconductor Equipment        4,031,000       6,710,156
                                                                                                                --------------
                                                                                                                    33,895,748
                                                                                                                --------------
       THAILAND 2.6%
       Kasikornbank Public Co. Ltd., fgn .......                 Commercial Banks                    1,456,300       3,099,875
       PTT Exploration and Production Public Co.
          Ltd., fgn ............................           Oil, Gas & Consumable Fuels               1,439,900       5,749,454
       PTT Public Co. Ltd., fgn. ...............           Oil, Gas & Consumable Fuels               2,282,500      15,681,298
       Thai Beverages Co. Ltd., fgn. ...........                    Beverages                       68,147,000      10,113,623
                                                                                                                --------------
                                                                                                                    34,644,250
                                                                                                                --------------
       TURKEY 4.0%
       Akbank TAS ..............................                 Commercial Banks                    4,877,907      21,842,083
       Anadolu Efes Biracilik Ve Malt Sanayii
          AS ...................................                    Beverages                          815,538       7,356,487
       Tupras-Turkiye Petrol Rafinerileri AS ...           Oil, Gas & Consumable Fuels               1,159,002      14,140,133
       Turkcell Iletisim Hizmetleri AS .........       Wireless Telecommunication Services           1,905,383      10,572,066
                                                                                                                --------------
                                                                                                                    53,910,769
                                                                                                                --------------
       UNITED ARAB EMIRATES 0.1%
       National Bank of Abu Dhabi ..............                 Commercial Banks                      510,299       1,361,575
                                                                                                                --------------
       UNITED KINGDOM 3.2%
       Anglo American PLC ......................                 Metals & Mining                       939,606      27,166,101
       Antofagasta PLC .........................                 Metals & Mining                     1,277,069      12,344,700
       HSBC Holdings PLC .......................                 Commercial Banks                      459,859       3,895,501
                                                                                                                --------------
                                                                                                                    43,406,302
                                                                                                                --------------
       TOTAL COMMON STOCKS
          (COST $1,007,456,623) ................                                                                 1,132,841,474
                                                                                                                --------------


                             Semiannual Report | 33

Templeton Institutional Funds

EMERGING MARKETS SERIES                                             INDUSTRY                        SHARES           VALUE
-----------------------                           --------------------------------------------  --------------  --------------
       PREFERRED STOCKS 9.2%
       BRAZIL 8.5%
       Banco Bradesco SA, ADR, pfd. ............                 Commercial Banks                      805,806  $   11,901,755
       Itausa - Investimentos Itau SA, pfd. ....                 Commercial Banks                    2,634,537      11,729,679
       Petroleo Brasileiro SA, ADR, pfd. .......           Oil, Gas & Consumable Fuels               1,483,640      49,494,230
       Vale SA, ADR, pfd., A ...................                 Metals & Mining                     2,720,922      41,766,153
                                                                                                                --------------
                                                                                                                   114,891,817
                                                                                                                --------------
       CHILE 0.7%
       Embotelladora Andina SA, pfd., A ........                    Beverages                        3,727,127       9,051,344
                                                                                                                --------------
       TOTAL PREFERRED STOCKS
          (COST $62,888,921) ...................                                                                   123,943,161
                                                                                                                --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS
          (COST $1,070,345,544) ................                                                                 1,256,784,635
                                                                                                                --------------
       SHORT TERM INVESTMENTS
          (COST $67,531,050) 5.1%
       MONEY MARKET FUNDS 5.1%
       UNITED STATES 5.1%
   (d) Institutional Fiduciary Trust Money
          Market Portfolio, 0.00% ..............                                                    67,531,050      67,531,050
                                                                                                                --------------
       TOTAL INVESTMENTS
       (COST $1,137,876,594) 98.6% .............                                                                 1,324,315,685
       OTHER ASSETS, LESS LIABILITIES 1.4% .....                                                                    19,298,361
                                                                                                                --------------
       NET ASSETS 100.0% .......................                                                                $1,343,614,046
                                                                                                                ==============

See Abbreviations on page 71.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $5,244,048, representing 0.39% of net assets.

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                         SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2009    -------------------------------------------------------------------
PRIMARY SHARES                              (UNAUDITED)        2008           2007          2006          2005          2004
--------------                           ----------------   ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ............................      $    14.82      $    28.60     $    26.67    $    22.31    $    20.27    $    16.95
                                            ----------      ----------     ----------    ----------    ----------    ----------
Income from investment
   operations(a):
   Net investment income(b) ..........            0.28            0.66           0.72          0.55          0.42          0.33
   Net realized and unrealized
      gains (losses) .................            1.00          (12.49)          4.08          5.86          2.32          3.25
                                            ----------      ----------     ----------    ----------    ----------    ----------
Total from investment operations .....            1.28          (11.83)          4.80          6.41          2.74          3.58
                                            ----------      ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .............              --           (0.39)         (1.16)        (0.74)        (0.66)        (0.26)
   Net realized gains ................              --           (1.54)         (1.71)        (1.31)        (0.04)           --
   Tax return of capital .............              --           (0.02)            --            --            --            --
                                            ----------      ----------     ----------    ----------    ----------    ----------
Total distributions ..................              --           (1.95)         (2.87)        (2.05)        (0.70)        (0.26)
                                            ----------      ----------     ----------    ----------    ----------    ----------
Redemption fees(c) ...................              --              --(d)          --(d)         --(d)         --(d)         --(d)
                                            ----------      ----------     ----------    ----------    ----------    ----------
Net asset value, end of period .......      $    16.10      $    14.82     $    28.60    $    26.67    $    22.31    $    20.27
                                            ==========      ==========     ==========    ==========    ==========    ==========
Total return(e) ......................            8.64%         (42.15)%        18.45%        29.04%        13.61%        21.25%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ..........................            0.81%           0.80%          0.78%         0.80%         0.81%         0.82%
Net investment income ................            3.97%           2.88%          2.46%         2.25%         2.01%         1.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....      $5,021,287      $4,687,747     $9,081,511    $7,311,236    $6,245,721    $5,658,170
Portfolio turnover rate ..............            5.17%           6.66%(h)      16.74%         7.59%        12.97%        18.25%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Templeton Institutional Funds

FOREIGN EQUITY SERIES

                                                       SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2009    -------------------------------
SERVICE SHARES                                            (UNAUDITED)       2008        2007      2006(a)
--------------                                         ----------------   -------     --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $ 14.81       $ 28.58     $  26.67     $25.15
                                                            -------       -------     --------     ------
Income from investment operations(b):
   Net investment income(c) ........................           0.27          0.65         0.36       0.05
   Net realized and unrealized gains (losses) ......           1.00        (12.55)        4.42       3.31
                                                            -------       -------     --------     ------
Total from investment operations ...................           1.27        (11.90)        4.78       3.36
                                                            -------       -------     --------     ------
Less distributions from:
   Net investment income ...........................             --         (0.31)       (1.16)     (0.66)
   Net realized gains ..............................             --         (1.54)       (1.71)     (1.18)
   Tax return of capital ...........................             --         (0.02)          --         --
                                                            -------       -------     --------     ------
Total distributions ................................             --         (1.87)       (2.87)     (1.84)
                                                            -------       -------     --------     ------
Redemption fees(d) .................................             --            --(e)        --(e)      --(e)
                                                            -------       -------     --------     ------
Net asset value, end of period .....................        $ 16.08       $ 14.81     $  28.58     $26.67
                                                            =======       =======     ========     ======
Total return(f) ....................................           8.58%       (42.41)%      18.37%     13.31%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ........................................           0.96%         0.95%        0.92%      0.80%
Net investment income ..............................           3.82%         2.73%        2.32%      2.25%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $38,019       $30,349     $173,247     $   11
Portfolio turnover rate ............................           5.17%         6.66%(i)    16.74%      7.59%

(a)  For the period September 18, 2006 (effective date) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             36 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

FOREIGN EQUITY SERIES                                               INDUSTRY                        SHARES          VALUE
---------------------                             --------------------------------------------  --------------  --------------
       COMMON STOCKS 91.4%
       AUSTRIA 0.9%
       Telekom Austria AG ......................     Diversified Telecommunication Services          2,953,740  $   46,152,084
                                                                                                                --------------
       BRAZIL 0.7%
       Embraer-Empresa Brasileira de
       Aeronautica
          SA, ADR ..............................               Aerospace & Defense                   2,007,570      33,245,359
                                                                                                                --------------
       CANADA 0.6%
       Husky Energy Inc. .......................           Oil, Gas & Consumable Fuels               1,147,780      32,105,665
                                                                                                                --------------
       CHINA 2.9%
       China Mobile Ltd. .......................       Wireless Telecommunication Services           6,954,000      69,630,628
       China Telecom Corp. Ltd., H .............     Diversified Telecommunication Services        121,768,000      60,649,102
       Shanghai Electric Group Co. Ltd. ........              Electrical Equipment                  39,708,000      17,010,614
                                                                                                                --------------
                                                                                                                   147,290,344
                                                                                                                --------------
       DENMARK 0.8%
   (a) Vestas Wind Systems AS ..................              Electrical Equipment                     584,043      41,854,857
                                                                                                                --------------
       FRANCE 8.9%
       Accor SA ................................          Hotels, Restaurants & Leisure                513,030      20,331,618
       AXA SA ..................................                    Insurance                        2,615,302      49,117,503
       Compagnie Generale des Etablissements
          Michelin, B ..........................                  Auto Components                      972,567      55,390,196
       France Telecom SA .......................     Diversified Telecommunication Services          4,259,495      96,545,788
       GDF Suez ................................                 Multi-Utilities                       737,087      27,438,068
       Sanofi-Aventis ..........................                 Pharmaceuticals                     1,599,988      93,962,280
       Sanofi-Aventis, ADR .....................                 Pharmaceuticals                         7,073         208,583
       Total SA, B .............................           Oil, Gas & Consumable Fuels               1,185,713      63,995,363
       Vivendi SA ..............................                      Media                          1,782,349      42,586,186
                                                                                                                --------------
                                                                                                                   449,575,585
                                                                                                                --------------
       GERMANY 10.9%
       Bayerische Motoren Werke AG .............                   Automobiles                       2,143,322      80,656,980
       Celesio AG ..............................        Health Care Providers & Services             2,431,865      55,836,990
       Deutsche Post AG ........................             Air Freight & Logistics                 3,960,630      51,302,087
       E.ON AG .................................               Electric Utilities                    2,284,780      80,852,881
       E.ON AG, ADR ............................               Electric Utilities                        4,820         170,729

   (a) Infineon Technologies AG ................         Semiconductors & Semiconductor
       Merck KGaA ..............................                  Equipment                          6,982,654      24,729,524
       Muenchener                                                Pharmaceuticals                       689,639      70,225,088
          Rueckversicherungs-Gesellschaft AG ...
       SAP AG ..................................                   Insurance                           364,983      49,211,368
       Siemens AG ..............................                    Software                         1,569,901      62,975,578
                                                            Industrial Conglomerates                 1,081,990      74,711,412
                                                                                                                --------------
                                                                                                                   550,672,637
                                                                                                                --------------
       HONG KONG 2.3%
       Cheung Kong (Holdings) Ltd. .............      Real Estate Management & Development           2,642,500      30,380,618
       Cheung Kong (Holdings) Ltd., ADR ........      Real Estate Management & Development              32,635         373,997
       Hutchison Whampoa Ltd. ..................            Industrial Conglomerates                 4,099,350      26,791,581
       Hutchison Whampoa Ltd., ADR .............            Industrial Conglomerates                     4,895         159,332
       Swire Pacific Ltd., A ...................      Real Estate Management & Development           5,640,400      56,914,190
       Swire Pacific Ltd., B ...................      Real Estate Management & Development             159,500         305,421
                                                                                                                --------------
                                                                                                                   114,925,139
                                                                                                                --------------


                             Semiannual Report | 37

Templeton Institutional Funds

FOREIGN EQUITY SERIES                                               INDUSTRY                        SHARES          VALUE
---------------------                             --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       INDIA 3.9%
   (a) Housing Development Finance Corp.
          Ltd. .................................           Thrifts & Mortgage Finance                2,473,824  $  121,510,090
       ICICI Bank Ltd. .........................                 Commercial Banks                    5,134,600      77,637,303
                                                                                                                --------------
                                                                                                                   199,147,393
                                                                                                                --------------
       ISRAEL 0.4%
   (a) Check Point Software
       Technologies Ltd. .......................                     Software                          892,220      20,940,403
                                                                                                                --------------
       ITALY 2.5%
       Eni SpA .................................           Oil, Gas & Consumable Fuels               2,523,780      59,646,540
   (a) Intesa Sanpaolo SpA .....................               Commercial Banks                     11,828,023      38,074,018
   (a) UniCredit SpA ...........................               Commercial Banks                     11,391,889      28,680,985
                                                                                                                --------------
                                                                                                                   126,401,543
                                                                                                                --------------
       JAPAN 2.8%
       FUJIFILM Holdings Corp. .................        Electronic Equipment, Instruments &
       Nintendo Co. Ltd. .......................                    Components                       1,098,200      34,874,346
       Sony Corp. ..............................                     Software                          178,000      49,191,988
       Sony Corp., ADR .........................                Household Durables                     942,100      24,686,618
       Takeda Pharmaceutical Co. Ltd. ..........                Household Durables                       7,525         194,597
                                                                 Pharmaceuticals                       792,400      30,919,718
                                                                                                                --------------
                                                                                                                   139,867,267
                                                                                                                --------------
       MEXICO 0.4%
       Telefonos de Mexico SAB de CV, L,
          ADR ..................................      Diversified Telecommunication Services         1,346,714      21,830,234
                                                                                                                --------------
       NETHERLANDS 5.8%
       Akzo Nobel NV ...........................                    Chemicals                          450,517      19,816,233
       ING Groep NV ............................          Diversified Financial Services             4,498,070      45,248,100
       ING Groep NV, ADR .......................          Diversified Financial Services                13,475         136,637
       Koninklijke Philips Electronics NV ......             Industrial Conglomerates                3,063,680      56,399,671
       Koninklijke Philips Electronics
          NV, N.Y. shs. ........................             Industrial Conglomerates                   12,405         228,500
   (a) Randstad Holding NV .....................            Professional Services                    1,003,275      27,742,822
       Royal Dutch Shell PLC, A, ADR ...........           Oil, Gas & Consumable Fuels                   6,990         350,828
       SBM Offshore NV .........................           Energy Equipment & Services               2,761,796      47,142,872
       Unilever NV .............................                  Food Products                      3,917,963      94,327,429
       Unilever NV, N.Y. shs. ..................                  Food Products                         19,310         466,916
                                                                                                                --------------
                                                                                                                   291,860,008
                                                                                                                --------------
       NORWAY 1.4%
       StatoilHydro ASA ........................           Oil, Gas & Consumable Fuels               1,132,350      22,284,741
   (a) Telenor ASA .............................     Diversified Telecommunication Services          6,431,788      49,441,452
                                                                                                                --------------
                                                                                                                    71,726,193
                                                                                                                --------------
       PORTUGAL 1.3%
       Portugal Telecom SGPS SA ................      Diversified Telecommunication Services         6,650,947      65,029,802
                                                                                                                --------------
       SINGAPORE 3.2%
       DBS Group Holdings Ltd. .................                 Commercial Banks                   10,722,277      87,335,452
       DBS Group Holdings Ltd., ADR ............                 Commercial Banks                        7,805         252,492

   (a) Flextronics International Ltd. ..........     Electronic Equipment, Instruments &
       Singapore Telecommunications Ltd. .......                   Components                        5,093,850      20,935,723
                                                      Diversified Telecommunication Services        25,046,000      51,865,811
                                                                                                                --------------
                                                                                                                   160,389,478
                                                                                                                --------------


                             38 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES                                              INDUSTRY                         SHARES          VALUE
---------------------                             --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       SOUTH KOREA 2.9%
   (a) KB Financial Group Inc. .................               Commercial Banks                        936,835  $   31,453,199
   (a) KB Financial Group Inc., ADR ............               Commercial Banks                        229,338       7,639,249
       LG Electronics Inc. .....................               Household Durables                      359,576      33,001,562
       Samsung Electronics Co. Ltd. ............    Semiconductors & Semiconductor Equipment           161,786      75,131,246
                                                                                                                --------------
                                                                                                                   147,225,256
                                                                                                                --------------
       SPAIN 5.4%
       Banco Santander SA ......................               Commercial Banks                      4,778,907      57,376,784
       Iberdrola SA ............................              Electric Utilities                     2,936,952      23,809,954
(a, b) Iberdrola SA, 144A ......................              Electric Utilities                     1,059,111       8,318,851
       Repsol YPF SA ...........................         Oil, Gas & Consumable Fuels                 2,600,571      58,142,124
       Telefonica SA ...........................    Diversified Telecommunication Services           5,632,394     127,347,940
       Telefonica SA, ADR ......................    Diversified Telecommunication Services               9,232         626,761
                                                                                                                --------------
                                                                                                                   275,622,414
                                                                                                                --------------
       SWEDEN 2.4%
       Atlas Copco AB, A .......................                   Machinery                         6,476,400      64,836,180
       Nordea Bank AB, FDR .....................               Commercial Banks                      7,508,228      58,447,279
                                                                                                                --------------
                                                                                                                   123,283,459
                                                                                                                --------------
       SWITZERLAND 8.5%
       Adecco SA ...............................            Professional Services                    1,311,821      54,626,018
       Lonza Group AG ..........................        Life Sciences Tools & Services                 708,078      70,293,142
       Nestle SA ...............................                Food Products                        2,768,116     104,215,021
       Nestle SA, ADR ..........................                Food Products                            5,775         217,255
       Novartis AG .............................               Pharmaceuticals                       2,368,754      95,979,323
       Roche Holding AG ........................               Pharmaceuticals                         153,630      20,876,945
       Swiss Reinsurance Co. ...................                  Insurance                          1,552,890      51,348,667
       Swiss Reinsurance Co., ADR ..............                  Insurance                              3,295         109,229
   (a) UBS AG (CHF Traded) .....................              Capital Markets                           11,121         135,981
   (a) UBS AG (USD Traded) .....................              Capital Markets                        2,476,993      30,244,085
                                                                                                                --------------
                                                                                                                   428,045,666
                                                                                                                --------------
       TAIWAN 2.8%
       Chinatrust Financial Holding Co. Ltd. ...               Commercial Banks                     87,652,268      52,815,426
   (b) Compal Electronics Inc., GDR, 144A ......           Computers & Peripherals                   4,456,055      18,069,669
   (c) Compal Electronics Inc., GDR, Reg S .....           Computers & Peripherals                   1,137,622       4,595,993
       Taiwan Semiconductor Manufacturing
          Co. Ltd. .............................    Semiconductors & Semiconductor Equipment        38,383,333      63,894,350
                                                                                                                --------------
                                                                                                                   139,375,438
                                                                                                                --------------
       UNITED KINGDOM 17.9%
       Aviva PLC ...............................                 Insurance                           7,540,909      42,371,391
       BAE Systems PLC .........................             Aerospace & Defense                    11,721,971      65,285,634
       BP PLC ..................................         Oil, Gas & Consumable Fuels                 9,532,367      74,938,537
       BP PLC, ADR .............................         Oil, Gas & Consumable Fuels                    11,290         538,307
   (a) British Airways PLC .....................                  Airlines                          10,401,350      21,340,986
       British Sky Broadcasting Group PLC ......                   Media                             6,375,534      47,729,433
       Cadbury PLC .............................               Food Products                         4,977,616      42,423,790
       Cadbury PLC, ADR ........................               Food Products                             1,120          38,528
       Compass Group PLC .......................         Hotels, Restaurants & Leisure               8,212,658      46,179,643


                             Semiannual Report | 39

Templeton Institutional Funds

FOREIGN EQUITY SERIES                                               INDUSTRY                        SHARES           VALUE
---------------------                             --------------------------------------------  --------------  --------------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM (CONTINUED)
       GlaxoSmithKline PLC .....................                Pharmaceuticals                      5,285,319  $   92,918,896
       HSBC Holdings PLC .......................               Commercial Banks                      5,865,703      49,683,522
       HSBC Holdings PLC, ADR ..................               Commercial Banks                          3,930         164,156
       Kingfisher PLC ..........................               Specialty Retail                     10,721,445      31,364,863
       National Grid PLC .......................                Multi-Utilities                      4,137,614      37,272,833
       Pearson PLC .............................                     Media                           4,890,579      49,044,725
   (a) Rolls-Royce Group PLC ...................            Aerospace & Defense                     14,036,722      83,489,587
(a, d) Rolls-Royce Group PLC, C ................            Aerospace & Defense                  1,204,350,747       1,981,578
       Royal Dutch Shell PLC, B ................          Oil, Gas & Consumable Fuels                   13,237         332,355
       Royal Dutch Shell PLC, B, ADR ...........          Oil, Gas & Consumable Fuels                1,477,427      75,141,937
       Smiths Group PLC ........................           Industrial Conglomerates                  2,062,397      23,804,456
       Standard Chartered PLC ..................               Commercial Banks                      2,801,748      52,552,361
       Unilever PLC, ADR .......................                 Food Products                           3,165          74,378
       Vodafone Group PLC ......................       Wireless Telecommunication Services          35,894,999      69,218,131
                                                                                                                --------------
                                                                                                                   907,890,027
                                                                                                                --------------
       UNITED STATES 1.8%
       ACE Ltd. ................................                   Insurance                         1,151,300      50,921,999
       Invesco Ltd. ............................                Capital Markets                      1,670,880      29,775,081
       News Corp., A ...........................                     Media                           1,124,699      10,246,008
                                                                                                                --------------
                                                                                                                    90,943,088
                                                                                                                --------------
       TOTAL COMMON STOCKS
          (COST $4,289,960,253).................                                                                 4,625,399,339
                                                                                                                --------------
       PREFERRED STOCKS 1.8%
       BRAZIL 1.8%
       Petroleo Brasileiro SA, ADR, pfd. .......          Oil, Gas & Consumable Fuels                2,133,760      71,182,234
       Vale SA, ADR, pfd., A ...................                Metals & Mining                      1,173,000      18,005,550
                                                                                                                --------------
       TOTAL PREFERRED STOCKS
          (COST $46,253,545)....................                                                                    89,187,784
                                                                                                                --------------
       TOTAL INVESTMENTS BEFORE
       SHORT TERM INVESTMENTS
          (COST $4,336,213,798).................                                                                 4,714,587,123
                                                                                                                --------------

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                --------------
       SHORT TERM INVESTMENTS 6.6%
       U.S. GOVERNMENT AND AGENCY
       SECURITIES 3.7%
   (e) FHLB, 8/06/09 - 10/07/09 ................                  United States                 $   95,000,000      94,977,065
   (e) FHLMC, 9/14/09 - 11/02/09 ...............                  United States                     90,000,000      89,954,300
                                                                                                                --------------
       TOTAL U.S. GOVERNMENT AND AGENCY
          SECURITIES (COST $184,824,172) .......                                                                   184,931,365
                                                                                                                --------------
       TOTAL INVESTMENTS BEFORE
          MONEY MARKET FUNDS
             (COST $4,521,037,970) .............                                                                 4,899,518,488
                                                                                                                --------------


                             40 | Semiannual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES                                                                               SHARES          VALUE
---------------------                                                                           --------------  --------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS
       (COST $148,265,117) 2.9%
   (f) Institutional Fiduciary Trust Money
          Market Portfolio, 0.00% ..............                                                   148,265,117  $  148,265,117
                                                                                                                --------------
       TOTAL INVESTMENTS
          (COST $4,669,303,087) 99.8% ..........                                                                 5,047,783,605
       OTHER ASSETS,
          LESS LIABILITIES 0.2% ................                                                                    11,522,173
                                                                                                                --------------
       NET ASSETS 100.0% .......................                                                                $5,059,305,778
                                                                                                                ==============

See Abbreviations on page 71.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $26,388,520, representing 0.52% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $4,595,993, representing 0.09% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the value of this security was $1,981,578, representing 0.04% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                      SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2009    ----------------------------------------------------------
                                         (UNAUDITED)       2008        2007         2006         2005         2004
                                      ----------------   -------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period .........................        $  8.81       $ 20.20     $  22.42     $  18.18     $  17.45     $ 14.97
                                           -------       -------     --------     --------     --------     -------
Income from investment
   operations(a):
   Net investment income(b) .......           0.13          0.42         0.33         0.30         0.38        0.21
   Net realized and unrealized
      gains (losses) ..............           2.32         (9.83)        2.81         4.89         1.74        2.93
                                           -------       -------     --------     --------     --------     -------
Total from investment operations ..           2.45         (9.41)        3.14         5.19         2.12        3.14
                                           -------       -------     --------     --------     --------     -------
Less distributions from:
   Net investment income ..........             --         (0.48)       (0.39)       (0.33)       (0.36)      (0.16)
   Net realized gains .............             --         (1.50)       (4.97)       (0.62)       (1.03)      (0.50)
                                           -------       -------     --------     --------     --------     -------
Total distributions ...............             --         (1.98)       (5.36)       (0.95)       (1.39)      (0.66)
                                           -------       -------     --------     --------     --------     -------
Redemption fees(c) ................             --            --(d)        --(d)        --(d)        --(d)       --
                                           -------       -------     --------     --------     --------     -------
Net asset value, end of period ....        $ 11.26       $  8.81     $  20.20     $  22.42     $  18.18     $ 17.45
                                           =======       =======     ========     ========     ========     =======
Total return(e) ...................          27.81%       (47.28)%      15.09%       28.78%       12.28%      21.28%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and
   payments by affiliates .........           1.14%         1.09%        1.07%        1.07%        1.07%       1.16%
Expenses net of waiver and
   payments by affiliates(g) ......           0.95%         0.95%        0.95%        0.95%        0.95%       0.95%
Net investment income .............           2.75%         2.60%        1.34%        1.45%        2.12%       1.34%
SUPPLEMENTAL DATA
Net assets, end of period (000's)..        $78,425       $63,617     $135,730     $170,757     $131,567     $97,495
Portfolio turnover rate ...........          13.55%        23.01%       20.95%       17.30%       24.59%      27.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.0%.

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

       FOREIGN SMALLER COMPANIES SERIES                        INDUSTRY                  SHARES/UNITS         VALUE
       --------------------------------          ------------------------------------   --------------   ---------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS 89.4%
       AUSTRALIA 3.4%
       Billabong International Ltd ............    Textiles, Apparel & Luxury Goods            130,665   $       920,658
   (a) Billabong International Ltd., 144A......    Textiles, Apparel & Luxury Goods             23,758           167,397
       Downer EDI Ltd. ........................     Commercial Services & Supplies             162,908           733,306
   (b) Iluka Resources Ltd. ...................             Metals & Mining                    350,383           806,937
                                                                                                         ---------------
                                                                                                               2,628,298
                                                                                                         ---------------
       BAHAMAS 1.6%
   (b) Steiner Leisure Ltd. ...................      Diversified Consumer Services              40,250         1,228,833
                                                                                                         ---------------
       BELGIUM 1.4%
   (b) Barco NV................................   Electronic Equipment, Instruments &
                                                              Components                        32,550         1,113,516
                                                                                                         ---------------
       BRAZIL 2.6%
       Companhia de Saneamento de Minas Gerais.             Water Utilities                     83,000         1,082,765
       Lojas Renner SA.........................            Multiline Retail                     86,900           959,270
                                                                                                         ---------------
                                                                                                               2,042,035
                                                                                                         ---------------
       CANADA 4.6%
   (b) ATS Automation Tooling Systems Inc......                Machinery                        84,700           318,276
       Canaccord Capital Inc...................             Capital Markets                    108,300           647,220
       Dorel Industries Inc., B................           Household Durables                    52,700         1,218,088
   (b) MDS Inc.................................     Life Sciences Tools & Services              80,990           425,512
       North West Company Fund (Trust Units)...        Food & Staples Retailing                 78,750         1,019,122
                                                                                                         ---------------
                                                                                                               3,628,218
                                                                                                         ---------------
       CAYMAN ISLANDS 3.9%
       Ju Teng International Holdings Ltd. ....   Electronic Equipment, Instruments &
                                                              Components                     2,794,000         1,506,977
       Stella International Holdings Ltd. .....    Textiles, Apparel & Luxury Goods            952,500         1,536,310
                                                                                                         ---------------
                                                                                                               3,043,287
                                                                                                         ---------------
       CHINA 4.1%
   (b) AAC Acoustic Technologies Holdings
       Inc.....................................        Communications Equipment              1,188,000           945,813
       People's Food Holdings Ltd. ............              Food Products                     805,000           313,954
       Sinotrans Ltd., H.......................         Air Freight & Logistics              5,064,000         1,150,033
       Travelsky Technology Ltd., H............               IT Services                    1,423,000           789,546
                                                                                                         ---------------
                                                                                                               3,199,346
                                                                                                         ---------------
       DENMARK 0.9%
   (b) Vestas Wind Systems AS..................          Electrical Equipment                    9,470           678,658
                                                                                                         ---------------
       FINLAND 3.3%
       Amer Sports OYJ.........................      Leisure Equipment & Products               86,570           959,242
       Huhtamaki OYJ...........................         Containers & Packaging                 126,400         1,303,072
       Konecranes OYJ..........................                Machinery                        15,420           362,271
                                                                                                         ---------------
                                                                                                               2,624,585
                                                                                                         ---------------
       FRANCE 0.8%
   (b) Sperian Protection......................     Commercial Services & Supplies              11,330           638,042
                                                                                                         ---------------
       GERMANY 5.9%
       Celesio AG..............................    Health Care Providers & Services             34,510           792,369
       GFK AG..................................          Professional Services                  35,790           743,950
   (b) Jenoptik AG.............................   Electronic Equipment, Instruments &
                                                              Components                       119,760           503,926


                             Semiannual Report | 43

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                        INDUSTRY                  SHARES/UNITS         VALUE
       --------------------------------          ------------------------------------   --------------   ---------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       GERMANY (CONTINUED)
       Rational AG............................            Household Durables                     9,500   $     1,095,557
       Rhoen-Klinikum AG......................     Health Care Providers & Services             24,236           535,057
       Symrise AG.............................                Chemicals                         64,880           957,327
                                                                                                         ---------------
                                                                                                               4,628,186
                                                                                                         ---------------
       HONG KONG 5.6%
       Dah Sing Financial Group...............             Commercial Banks                    100,400           409,378
       Hopewell Holdings Ltd. ................   Real Estate Management & Development          268,500           841,888
       Texwinca Holdings Ltd. ................     Textiles, Apparel & Luxury Goods          1,021,000           815,493
       VTech Holdings Ltd. ...................         Communications Equipment                212,000         1,447,090
       Yue Yuen Industrial Holdings Ltd. .....     Textiles, Apparel & Luxury Goods            366,000           862,355
                                                                                                         ---------------
                                                                                                               4,376,204
                                                                                                         ---------------
       INDIA 0.9%
       HCL Infosystems Ltd. ..................               IT Services                       280,669           681,541
                                                                                                         ---------------
       JAPAN 8.6%
       Asics Corp. ...........................     Textiles, Apparel & Luxury Goods             94,000           858,448
       Descente Ltd. .........................     Textiles, Apparel & Luxury Goods            246,900         1,186,329
       en-japan Inc. .........................          Professional Services                      244           332,221
       Japan Airport Terminal Co. Ltd. .......      Transportation Infrastructure               30,700           373,396
       Kobayashi Pharmaceutical Co. Ltd. .....            Personal Products                     15,300           579,546
       MEITEC Corp. ..........................          Professional Services                   14,500           250,695
       Sohgo Security Services Co. Ltd. ......      Commercial Services & Supplies              70,400           742,283
       Sumitomo Rubber Industries Ltd. .......             Auto Components                      81,500           656,330
   (b) Takuma Co. Ltd. .......................              Machinery                          305,000           699,512
       USS Co. Ltd. ..........................             Specialty Retail                     20,290         1,046,506
                                                                                                         ---------------
                                                                                                               6,725,266
                                                                                                         ---------------
       NETHERLANDS 6.5%
       Aalberts Industries NV.................                Machinery                         84,538           662,823
   (b) Draka Holding NV.......................         Electrical Equipment                     45,775           611,222
       Imtech NV..............................        Construction & Engineering                59,220         1,149,578
       Mediq NV...............................     Health Care Providers & Services             70,470           894,513
   (b) Randstad Holding NV....................        Professional Services                     27,633           764,115
       SBM Offshore NV........................       Energy Equipment & Services                38,956           664,965
   (b) USG People NV..........................        Professional Services                     33,032           378,522
                                                                                                         ---------------
                                                                                                               5,125,738
                                                                                                         ---------------
       NORWAY 2.7%
   (b) Schibsted ASA..........................                Media                             74,608           673,837
       Tandberg ASA...........................         Communications Equipment                 28,370           477,398
       Tomra Systems ASA......................      Commercial Services & Supplies             262,830           943,800
                                                                                                         ---------------
                                                                                                               2,095,035
                                                                                                         ---------------
       RUSSIA 0.5%
(b, c) X 5 Retail Group NV, GDR, Reg S........         Food & Staples Retailing                 25,628           390,571
                                                                                                         ---------------


                             44 | Semiannual Report

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                        INDUSTRY                  SHARES/UNITS         VALUE
       --------------------------------          ------------------------------------   --------------   ---------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       SINGAPORE 1.7%
       Cerebos Pacific Ltd. ..................               Food Products                     433,358   $       885,442
   (b) Flextronics International Ltd. ........    Electronic Equipment, Instruments &
                                                               Components                      116,150           477,376
                                                                                                         ---------------
                                                                                                               1,362,818
                                                                                                         ---------------
       SOUTH AFRICA 1.6%
       Massmart Holdings Ltd. ................          Food & Staples Retailing               124,297         1,289,221
                                                                                                         ---------------
       SOUTH KOREA 8.3%
       Binggrae Co. Ltd. .....................               Food Products                      32,120         1,108,629
       Busan Bank ............................              Commercial Banks                   135,980           933,342
       Daegu Bank Co. Ltd. ...................              Commercial Banks                    91,770           842,257
       Halla Climate Control Corp. ...........              Auto Components                     83,430           630,895
       INTOPS Co. Ltd. .......................    Electronic Equipment, Instruments &
                                                               Components                       24,183           428,723
       People & Telecommunication Inc. .......          Communications Equipment                76,746           671,257
       Sindoh Co. Ltd. .......................             Office Electronics                   14,961           617,311
   (d) Youngone Corp. ........................     Textiles, Apparel & Luxury Goods            136,960         1,235,519
                                                                                                         ---------------
                                                                                                               6,467,933
                                                                                                         ---------------
       SPAIN 0.5%
       Sol Melia SA ..........................       Hotels, Restaurants & Leisure              71,733           422,573
                                                                                                         ---------------
       SWEDEN 1.3%
(b, d) D. Carnegie & Co. AB ..................              Capital Markets                    148,750                --
       Niscayah Group AB .....................       Commercial Services & Supplies            682,010         1,034,098
                                                                                                         ---------------
                                                                                                               1,034,098
                                                                                                         ---------------
       SWITZERLAND 1.9%
       Verwaltungs- und Privat-Bank AG .......              Capital Markets                      6,890           675,117
       Vontobel Holding AG ...................              Capital Markets                     29,730           795,973
                                                                                                         ---------------
                                                                                                               1,471,090
                                                                                                         ---------------
       TAIWAN 6.7%
       Giant Manufacturing Co. Ltd. ..........        Leisure Equipment & Products             559,400         1,343,173
       KYE Systems Corp. .....................          Computers & Peripherals                931,633           747,064
       Pihsiang Machinery Manufacturing Co.
          Ltd. ...............................      Health Care Equipment & Supplies           265,000           466,129
       Simplo Technology Co. Ltd. ............          Computers & Peripherals                326,350         1,310,962
   (b) Ta Chong Bank Ltd. ....................              Commercial Banks                 2,947,000           526,442
       Test-Rite International Co. Ltd. ......                Distributors                   1,861,972           861,289
                                                                                                         ---------------
                                                                                                               5,255,059
                                                                                                         ---------------
       THAILAND 4.3%
       Bank of Ayudhya Public Co. Ltd.,
          fgn. ...............................              Commercial Banks                 2,081,900           886,305
       Glow Energy Public Co. Ltd., fgn. .....   Independent Power Producers & Energy
                                                                Traders                      1,028,500         1,026,688
       Preuksa Real Estate Co. Ltd., fgn. ....    Real Estate Management & Development       2,312,600           570,342
       Total Access Communication Public Co.
          Ltd., fgn. .........................    Wireless Telecommunication Services        1,011,700           915,589
                                                                                                         ---------------
                                                                                                               3,398,924
                                                                                                         ---------------


                             Semiannual Report | 45

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                        INDUSTRY                  SHARES/UNITS         VALUE
       --------------------------------          ------------------------------------   --------------   ---------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       UNITED KINGDOM 5.8%
       Bodycote PLC ..........................                Machinery                        241,897   $       510,442
       Burberry Group PLC ....................     Textiles, Apparel & Luxury Goods            109,780           764,050
       Davis Service Group PLC ...............      Commercial Services & Supplies              77,440           424,932
       GAME Group PLC ........................             Specialty Retail                    366,980           993,268
       John Wood Group PLC ...................       Energy Equipment & Services                78,920           346,702
       Kingfisher PLC ........................             Specialty Retail                    287,690           841,618
   (b) Vectura Group PLC .....................             Pharmaceuticals                     589,106           659,114
                                                                                                         ---------------
                                                                                                               4,540,126
                                                                                                         ---------------
       TOTAL COMMON STOCKS AND OTHER EQUITY
          INTERESTS (COST $73,854,196) .......                                                                70,089,201
                                                                                                         ---------------
       PREFERRED STOCKS (COST $276,883) 0.6%
       GERMANY 0.6%
       Hugo Boss AG, pfd. ....................     Textiles, Apparel & Luxury Goods             20,530           510,542
                                                                                                         ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $74,131,079) .....                                                                70,599,743
                                                                                                         ---------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        --------------
       SHORT TERM INVESTMENTS 10.0%
       U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $7,859,998) 10.0%
   (e) FHLB, 7/01/09 .........................                                          $    7,860,000         7,860,000
                                                                                                         ---------------
       TOTAL INVESTMENTS (COST $81,991,077)
          100.0% .............................                                                                78,459,743
       OTHER ASSETS, LESS
          LIABILITIES 0.0%(f) ................                                                                   (34,648)
                                                                                                         ---------------
       NET ASSETS 100.0% .....................                                                           $    78,425,095
                                                                                                         ===============

See Abbreviations on page 71.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $167,397, representing 0.21% of net assets.

(b)  Non-income producing.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $390,571, representing 0.50% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $1,235,519, representing 1.58% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

GLOBAL EQUITY SERIES

                                                       SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 2009    DECEMBER 31,
                                                          (UNAUDITED)         2008(a)
                                                       ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $   6.73         $ 10.00
                                                           --------         -------
Income from investment operations(b):
   Net investment income(c) ........................           0.11            0.14
   Net realized and unrealized gains (losses) ......           0.20           (3.31)
                                                           --------         -------
Total from investment operations ...................           0.31           (3.17)
                                                           --------         -------
Less distributions from net investment income ......             --           (0.10)
                                                           --------         -------
Net asset value, end of period .....................       $   7.04         $  6.73
                                                           ========         =======
Total return(d) ....................................           4.61%         (31.75)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ..           1.00%           1.05%
Expenses net of waiver and payments by affiliates ..           0.81%           0.81%(f)
Net investment income ..............................           3.61%           2.26%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $141,716         $95,152
Portfolio turnover rate ............................          29.68%          21.68%

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

    GLOBAL EQUITY SERIES                                   INDUSTRY                     SHARES         VALUE
    --------------------                   ----------------------------------------   ----------   ------------
    COMMON STOCKS 89.0%
    AUSTRALIA 1.7%
    Goodman Fielder Ltd. ...............                Food Products                  2,246,887   $  2,361,144
                                                                                                   ------------
    AUSTRIA 0.9%
    Telekom Austria AG .................    Diversified Telecommunication Services        86,420      1,350,309
                                                                                                   ------------
    BERMUDA 0.6%
    Partnerre Ltd. .....................                  Insurance                       12,690        824,216
                                                                                                   ------------
    BRAZIL 1.3%
    Embraer-Empresa Brasileira de
    Aeronautica SA, ADR ................             Aerospace & Defense                  39,140        648,158
    Vale SA, ADR .......................               Metals & Mining                    68,470      1,207,126
                                                                                                   ------------
                                                                                                      1,855,284
                                                                                                   ------------
    CANADA 1.5%
    George Weston Ltd. .................           Food & Staples Retailing               11,200        561,854
    Loblaw Cos. Ltd. ...................           Food & Staples Retailing               38,200      1,141,450
    Talisman Energy Inc. ...............         Oil, Gas & Consumable Fuels              33,700        484,223
                                                                                                   ------------
                                                                                                      2,187,527
                                                                                                   ------------
    CHINA 2.8%
    China Mobile Ltd. ..................     Wireless Telecommunication Services         147,000      1,471,916
    China Telecom Corp. Ltd., H ........    Diversified Telecommunication Services     3,944,000      1,964,392
    Shanghai Electric Group Co. Ltd. ...             Electrical Equipment              1,164,000        498,649
                                                                                                   ------------
                                                                                                      3,934,957
                                                                                                   ------------
    FRANCE 9.8%
    AXA SA .............................                  Insurance                       91,390      1,716,379
    Compagnie Generale des
       Etablissements Michelin, B ......               Auto Components                     9,140        520,546
    Credit Agricole SA .................               Commercial Banks                   37,260        463,868
    Electricite de France ..............              Electric Utilities                  18,580        903,641
    France Telecom SA ..................    Diversified Telecommunication Services       112,760      2,555,820
    GDF Suez ...........................               Multi-Utilities                     9,219        343,177
    Sanofi-Aventis .....................               Pharmaceuticals                    30,260      1,777,075
    Suez Environnement SA ..............               Multi-Utilities                   122,587      2,139,800
    Total SA, B ........................         Oil, Gas & Consumable Fuels              36,710      1,981,314
    Vivendi SA .........................                    Media                         65,350      1,561,427
                                                                                                   ------------
                                                                                                     13,963,047
                                                                                                   ------------
    GERMANY 7.4%
    Celesio AG .........................       Health Care Providers & Services           12,790        293,666
    Deutsche Post AG ...................           Air Freight & Logistics                62,520        809,822
    E.ON AG ............................              Electric Utilities                  21,020        743,847
(a) Infineon Technologies AG ...........   Semiconductors & Semiconductor Equipment      154,470        547,065
    Merck KGaA .........................               Pharmaceuticals                    24,400      2,484,622
    Muenchener
    Rueckversicherungs-Gesellschaft
       AG ..............................                  Insurance                       21,580      2,909,673
    Rhoen-Klinikum AG ..................       Health Care Providers & Services           42,167        930,918
    SAP AG .............................                   Software                       31,930      1,280,852
    Siemens AG .........................           Industrial Conglomerates                7,240        499,922
                                                                                                   ------------
                                                                                                     10,500,387
                                                                                                   ------------


                             48 | Semiannual Report

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                   INDUSTRY                     SHARES         VALUE
    --------------------                   ----------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    HONG KONG 0.5%
    Cheung Kong (Holdings) Ltd. ........    Real Estate Management & Development          62,000   $    712,809
                                                                                                   ------------
    ISRAEL 0.5%
(a) Check Point Software Technologies
       Ltd. ............................                  Software                        28,080        659,038
                                                                                                   ------------
    ITALY 0.5%
    Eni SpA ............................        Oil, Gas & Consumable Fuels               28,053        662,999
                                                                                                   ------------
    JAPAN 3.7%
    FUJIFILM Holdings Corp. ............     Electronic Equipment, Instruments &
                                                         Components                       17,600        558,904
    Mitsubishi UFJ Financial Group
       Inc. ............................              Commercial Banks                     6,400         39,718
    Nintendo Co. Ltd. ..................                  Software                         6,000      1,658,157
    Nippon Telegraph & Telephone
       Corp. ...........................   Diversified Telecommunication Services         31,300      1,273,308
    Takeda Pharmaceutical Co. Ltd. .....              Pharmaceuticals                     32,200      1,256,455
    Toyota Motor Corp. .................                Automobiles                       11,400        434,184
                                                                                                   ------------
                                                                                                      5,220,726
                                                                                                   ------------
    MEXICO 0.9%
    Kimberly Clark de Mexico SAB de CV,
       A ...............................             Household Products                  347,100      1,323,779
                                                                                                   ------------
    NETHERLANDS 3.5%
    Koninklijke Philips Electronics
       NV ..............................          Industrial Conglomerates                21,240        391,010
    Reed Elsevier NV ...................                   Media                         177,890      1,956,896
    Unilever NV ........................               Food Products                     108,030      2,600,890
                                                                                                   ------------
                                                                                                      4,948,796
                                                                                                   ------------
    NORWAY 2.1%
    StatoilHydro ASA ...................        Oil, Gas & Consumable Fuels               83,050      1,634,431
(a) Telenor ASA ........................   Diversified Telecommunication Services        166,160      1,277,279
                                                                                                   ------------
                                                                                                      2,911,710
                                                                                                   ------------
    PORTUGAL 0.9%
    Banco Espirito Santo SA ............              Commercial Banks                   233,190      1,255,958
                                                                                                   ------------
    SINGAPORE 2.2%
    DBS Group Holdings Ltd. ............              Commercial Banks                    97,500        794,160
(a) Flextronics International Ltd. .....     Electronic Equipment, Instruments &
                                                         Components                       34,420        141,466
    Singapore Telecommunications Ltd. ..   Diversified Telecommunication Services      1,050,004      2,174,372
                                                                                                   ------------
                                                                                                      3,109,998
                                                                                                   ------------
    SOUTH KOREA 1.0%
(b) Hyundai Motor Co., GDR, 144A .......                Automobiles                        5,800        168,567
    Samsung Electronics Co. Ltd. .......   Semiconductors & Semiconductor Equipment        1,060        492,250
    SK Telecom Co. Ltd., ADR ...........    Wireless Telecommunication Services           48,240        730,836
                                                                                                   ------------
                                                                                                      1,391,653
                                                                                                   ------------
    SPAIN 3.2%
    Iberdrola SA .......................             Electric Utilities                   21,208        171,934
    Repsol YPF SA ......................        Oil, Gas & Consumable Fuels               64,302      1,437,629
    Telefonica SA, ADR .................   Diversified Telecommunication Services         43,060      2,923,343
                                                                                                   ------------
                                                                                                      4,532,906
                                                                                                   ------------
    SWITZERLAND 6.5%
    Adecco SA ..........................           Professional Services                   2,770        115,347
    Lonza Group AG .....................       Life Sciences Tools & Services             13,660      1,356,071


                             Semiannual Report | 49

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                   INDUSTRY                     SHARES         VALUE
    --------------------                   ----------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    SWITZERLAND (CONTINUED)
    Nestle SA ..........................                Food Products                     75,840   $  2,855,252
    Novartis AG ........................               Pharmaceuticals                    54,870      2,223,272
    Roche Holding AG ...................               Pharmaceuticals                    19,170      2,605,032
                                                                                                   ------------
                                                                                                      9,154,974
                                                                                                   ------------
    TAIWAN 1.5%
    Compal Electronics Inc. ............           Computers & Peripherals               309,540        251,042
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ........................   Semiconductors & Semiconductor Equipment    1,159,818      1,930,677
                                                                                                   ------------
                                                                                                      2,181,719
                                                                                                   ------------
    TURKEY 1.2%
    Turkcell Iletisim Hizmetleri AS,
       ADR .............................     Wireless Telecommunication Services         125,140      1,734,440
                                                                                                   ------------
    UNITED KINGDOM 10.5%
    Aviva PLC ..........................                  Insurance                      117,590        660,723
    BAE Systems PLC ....................             Aerospace & Defense                 106,720        594,378
    BP PLC .............................         Oil, Gas & Consumable Fuels              30,040        236,159
    Cadbury PLC ........................                Food Products                     95,019        809,839
    GlaxoSmithKline PLC ................               Pharmaceuticals                    56,250        988,907
    National Grid PLC ..................               Multi-Utilities                   299,460      2,697,623
    Pearson PLC ........................                    Media                        197,890      1,984,522
    Rexam PLC ..........................           Containers & Packaging                 77,070        360,766
    Royal Dutch Shell PLC, B, ADR ......         Oil, Gas & Consumable Fuels              34,260      1,742,464
    Tesco PLC ..........................          Food & Staples Retailing               365,210      2,124,776
    Unilever PLC .......................                Food Products                     19,050        446,337
    Vodafone Group PLC .................     Wireless Telecommunication Services       1,182,060      2,279,426
                                                                                                   ------------
                                                                                                     14,925,920
                                                                                                   ------------
    UNITED STATES 24.3%
    Accenture Ltd., A ..................                 IT Services                      26,800        896,728
    ACE Ltd. ...........................                  Insurance                       16,300        720,949
(a) Amgen Inc. .........................                Biotechnology                     28,310      1,498,731
    The Bank of New York Mellon Corp. ..               Capital Markets                    46,840      1,372,880
    Bristol-Myers Squibb Co. ...........               Pharmaceuticals                    34,540        701,507
    Chevron Corp. ......................         Oil, Gas & Consumable Fuels              17,450      1,156,063
(a) Cisco Systems Inc. .................          Communications Equipment                49,150        916,156
    CMS Energy Corp. ...................               Multi-Utilities                   109,200      1,319,136
    Comcast Corp., A ...................                    Media                        108,640      1,531,824
    Consolidated Edison Inc. ...........               Multi-Utilities                    38,510      1,441,044
    Covidien PLC .......................      Health Care Equipment & Supplies            25,000        936,000
    CVS Caremark Corp. .................          Food & Staples Retailing                38,160      1,216,159
    Cytec Industries Inc. ..............                  Chemicals                        6,700        124,754
(a) Dr. Pepper Snapple Group Inc. ......                  Beverages                       92,063      1,950,815
    E. I. du Pont de Nemours and Co. ...                  Chemicals                        7,800        199,836
    Great Plains Energy Inc. ...........             Electric Utilities                   39,534        614,754
    Halliburton Co. ....................         Energy Equipment & Services              18,300        378,810
    Merck & Co. Inc. ...................               Pharmaceuticals                    38,930      1,088,483
    Microsoft Corp. ....................                  Software                       104,740      2,489,670
    NiSource Inc. ......................               Multi-Utilities                   113,650      1,325,159
    Oracle Corp. .......................                  Software                        45,520        975,038


                             50 | Semiannual Report

Templeton Institutional Funds

    GLOBAL EQUITY SERIES                                   INDUSTRY                     SHARES         VALUE
    --------------------                   ----------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
    Pfizer Inc. ........................              Pharmaceuticals                     65,680   $    985,200
    PG&E Corp. .........................              Multi-Utilities                     57,640      2,215,682
(a) Progressive Corp. ..................                 Insurance                        58,810        888,619
    Quest Diagnostics Inc. .............     Health Care Providers & Services             40,750      2,299,523
    Target Corp. .......................             Multiline Retail                     29,740      1,173,838
    Time Warner Cable Inc. .............                   Media                          43,230      1,369,094
    Tyco Electronics Ltd. ..............    Electronic Equipment, Instruments &
                                                        Components                        10,480        194,823
    United Parcel Service Inc., B ......          Air Freight & Logistics                  9,950        497,401
(a) Watson Pharmaceuticals Inc. ........              Pharmaceuticals                     56,470      1,902,474
                                                                                                   ------------
                                                                                                     34,381,150
                                                                                                   ------------
    TOTAL COMMON STOCKS
       (COST $142,913,918) .............                                                            126,085,446
                                                                                                   ------------
    PREFERRED STOCKS 1.2%
    BRAZIL 1.2%
    Banco Bradesco SA, ADR, pfd. .......             Commercial Banks                     17,420        257,293
    Petroleo Brasileiro SA, ADR, pfd. ..        Oil, Gas & Consumable Fuels               43,330      1,445,489
                                                                                                   ------------
    TOTAL PREFERRED STOCKS
       (COST $1,211,827) ...............                                                              1,702,782
                                                                                                   ------------
    TOTAL INVESTMENTS BEFORE
       SHORT TERM INVESTMENTS
       (COST $144,125,745) .............                                                            127,788,228
                                                                                                   ------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                      ----------
    SHORT TERM INVESTMENTS 9.1%
    TIME DEPOSITS 9.1%
    UNITED STATES 9.1%
    Paribas Corp., 0.20%, 7/01/09 ......                                              $6,000,000      6,000,000
    Royal Bank of Canada, 0.13%,
       7/01/09 .........................                                               6,950,000      6,950,000
                                                                                                   ------------
    TOTAL TIME DEPOSITS
       (COST $12,950,000) ..............                                                             12,950,000
                                                                                                   ------------
    TOTAL INVESTMENTS
       (COST $157,075,745) 99.3% .......                                                            140,738,228
    OTHER ASSETS, LESS
       LIABILITIES 0.7% ................                                                                977,598
                                                                                                   ------------
    NET ASSETS 100.0% ..................                                                           $141,715,826
                                                                                                   ============

See Abbreviations on page 71.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $168,567, representing 0.12% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 51

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

                                                              EMERGING          FOREIGN
                                                           MARKETS SERIES    EQUITY SERIES
                                                           --------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $1,070,345,544   $4,521,037,970
      Cost - Sweep Money Fund (Note 7) .................       67,531,050      148,265,117
                                                           --------------   --------------
      Total cost of investments ........................   $1,137,876,594   $4,669,303,087
                                                           --------------   --------------
      Value - Unaffiliated issuers .....................   $1,256,784,635   $4,899,518,488
      Value - Sweep Money Fund (Note 7) ................       67,531,050      148,265,117
                                                           --------------   --------------
      Total value of investments .......................    1,324,315,685    5,047,783,605
   Cash ................................................          208,636        5,263,006
   Foreign currency, at value (cost $284,924 and $--) ..          288,447               --
   Receivables:
      Investment securities sold .......................       18,574,246               --
      Capital shares sold ..............................        1,496,524        5,508,971
      Dividends ........................................        6,662,031       17,846,217
      Foreign tax ......................................          196,372               --
   Other assets ........................................            1,613            6,759
                                                           --------------   --------------
         Total assets ..................................    1,351,743,554    5,076,408,558
                                                           --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..................        2,625,865        1,435,821
      Capital shares redeemed ..........................        2,701,042       11,522,051
      Affiliates .......................................        1,454,802        3,179,920
      Custodian fees ...................................          599,521          788,731
   Deferred tax ........................................          672,870               --
   Accrued expenses and other liabilities ..............           75,408          176,257
                                                           --------------   --------------
         Total liabilities .............................        8,129,508       17,102,780
                                                           --------------   --------------
            Net assets, at value .......................   $1,343,614,046   $5,059,305,778
                                                           --------------   --------------
Net assets consist of:
   Paid-in capital .....................................   $1,544,771,369   $5,053,514,407
   Undistributed net investment income .................          175,612        7,909,858
   Net unrealized appreciation (depreciation) ..........      186,072,170      378,480,230
   Accumulated net realized gain (loss) ................     (387,405,105)    (380,598,717)
                                                           --------------   --------------
            Net assets, at value .......................   $1,343,614,046   $5,059,305,778
                                                           ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Templeton Institutional Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

                                                              EMERGING          FOREIGN
                                                           MARKETS SERIES    EQUITY SERIES
                                                           --------------   --------------
   Net assets, at value ................................   $1,343,614,046               --
   Shares outstanding ..................................      123,230,812               --
                                                           --------------   --------------
   Net asset value per share ...........................   $        10.90               --
                                                           --------------   --------------
PRIMARY SHARES:
   Net assets, at value ................................               --   $5,021,287,259
                                                           --------------   --------------
   Shares outstanding ..................................               --      311,836,939
                                                           --------------   --------------
   Net asset value per share ...........................               --   $        16.10
                                                           --------------   --------------
SERVICE SHARES:
   Net assets, at value ................................               --   $   38,018,519
                                                           --------------   --------------
   Shares outstanding ..................................               --        2,363,984
                                                           --------------   --------------
   Net asset value per share ...........................               --   $        16.08
                                                           --------------   --------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Templeton Institutional Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

                                                            FOREIGN SMALLER       GLOBAL
                                                           COMPANIES SERIES   EQUITY SERIES
                                                           ----------------   -------------
Assets:
   Investments in securities:
      Cost .............................................     $ 81,991,077      $157,075,745
                                                             ------------      ------------
      Value ............................................     $ 78,459,743      $140,738,228
   Cash ................................................              252           136,295
   Foreign currency, at value (cost $32 and $100,988) ..               33           104,710
   Receivables:
      Investment securities sold .......................        6,340,014           383,403
      Capital shares sold ..............................           95,308                --
      Dividends ........................................          124,401           464,695
      Affiliates .......................................               --             3,426
   Other assets ........................................               90               132
                                                             ------------      ------------
         Total assets ..................................       85,019,841       141,830,889
                                                             ------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ..................        6,480,255                --
      Capital shares redeemed ..........................           22,636                --
      Affiliates .......................................           49,462            94,125
      Custodian fees ...................................           11,088             7,441
      Reports to shareholders ..........................            8,218             6,113
   Accrued expenses and other liabilities ..............           23,087             7,384
                                                             ------------      ------------
         Total liabilities .............................        6,594,746           115,063
                                                             ------------      ------------
            Net assets, at value .......................     $ 78,425,095      $141,715,826
                                                             ============      ============
Net assets consist of:
   Paid-in capital .....................................     $ 92,619,944      $172,191,309
   Undistributed net investment income .................          952,070         2,019,092
   Net unrealized appreciation (depreciation) ..........       (3,533,170)      (16,313,005)
   Accumulated net realized gain (loss) ................      (11,613,749)      (16,181,570)
                                                             ------------      ------------
            Net assets, at value .......................     $ 78,425,095      $141,715,826
                                                             ============      ============
   Shares outstanding ..................................        6,965,094        20,122,125
                                                             ============      ============
   Net asset value per share ...........................     $      11.26      $       7.04
                                                             ============      ============

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Templeton Institutional Funds

STATEMENTS OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

                                                                                 EMERGING         FOREIGN
                                                                              MARKETS SERIES   EQUITY SERIES
                                                                              --------------   -------------
Investment income:
   Dividends:(a)
      Unaffiliated issuers ................................................   $  25,389,820    $ 105,572,860
      Sweep Money Fund (Note 7) ...........................................          21,616          133,865
   Interest ...............................................................           4,287          451,742
                                                                              -------------    -------------
         Total investment income ..........................................      25,415,723      106,158,467
                                                                              -------------    -------------
Expenses:
   Management fees (Note 3a) ..............................................       6,914,856       14,962,993
   Administrative fees (Note 3b) ..........................................         475,035        1,887,574
   Transfer agent fees (Note 3c) ..........................................           2,187           49,134
   Sub-transfer agent fees - Service Shares (Note 3c) .....................              --           21,021
   Custodian fees (Note 4) ................................................         520,297          612,981
   Reports to shareholders ................................................          22,884           50,202
   Registration and filing fees ...........................................          27,900           91,636
   Professional fees ......................................................          53,745           73,625
   Trustees' fees and expenses ............................................          25,943           70,153
   Other ..................................................................          29,946          107,731
                                                                              -------------    -------------
      Total expenses ......................................................       8,072,793       17,927,050
      Expense reductions (Note 4) .........................................            (455)            (614)
                                                                              -------------    -------------
         Net expenses .....................................................       8,072,338       17,926,436
                                                                              -------------    -------------
            Net investment income .........................................      17,343,385       88,232,031
                                                                              -------------    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................    (118,200,401)    (160,940,815)
      Foreign currency transactions .......................................         247,531          635,619
                                                                              -------------    -------------
         Net realized gain (loss) .........................................    (117,952,870)    (160,305,196)
                                                                              -------------    -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................     394,702,627      456,549,701
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................         327,490          384,273
   Change in deferred taxes on unrealized appreciation (depreciation) .....        (672,870)              --
                                                                              -------------    -------------
         Net change in unrealized appreciation (depreciation) .............     394,357,247      456,933,974
                                                                              -------------    -------------
Net realized and unrealized gain (loss) ...................................     276,404,377      296,628,778
                                                                              -------------    -------------
Net increase (decrease) in net assets resulting from operations ...........   $ 293,747,762    $ 384,860,809
                                                                              =============    =============
(a)Foreign taxes withheld on dividends ....................................   $   2,247,611    $  11,664,322

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Templeton Institutional Funds

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended June 30, 2009 (unaudited)

                                                                               FOREIGN SMALLER       GLOBAL
                                                                              COMPANIES SERIES   EQUITY SERIES
                                                                              ----------------   -------------
Investment income:
   Dividends(a) ...........................................................      $ 1,154,713      $ 2,291,559
   Interest ...............................................................            3,221            6,519
                                                                                 -----------      -----------
      Total investment income .............................................        1,157,934        2,298,078
                                                                                 -----------      -----------
Expenses:
   Management fees (Note 3a) ..............................................          234,871          363,544
   Administrative fees (Note 3b) ..........................................           62,632          103,870
   Transfer agent fees (Note 3c) ..........................................            6,076              230
   Custodian fees (Note 4) ................................................           11,295              920
   Reports to shareholders ................................................            7,198            6,968
   Registration and filing fees ...........................................           11,164            6,213
   Professional fees ......................................................           13,529           18,815
   Trustees' fees and expenses ............................................            4,097            3,364
   Amortization of offering costs .........................................               --            8,670
   Excise tax (Note 3d) ...................................................               --            4,503
   Other ..................................................................            6,271            1,045
                                                                                 -----------      -----------
      Total expenses ......................................................          357,133          518,142
      Expense reductions (Note 4) .........................................             (973)          (2,129)
      Expenses waived/paid by affiliates (Note 3d) ........................          (58,608)         (95,321)
                                                                                 -----------      -----------
         Net expenses .....................................................          297,552          420,692
                                                                                 -----------      -----------
            Net investment income .........................................          860,382        1,877,386
                                                                                 -----------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $-- and $14,312) ...............       (5,806,900)      (7,482,296)
      Foreign currency transactions .......................................           32,086          (96,774)
                                                                                 -----------      -----------
         Net realized gain (loss) .........................................       (5,774,814)      (7,579,070)
                                                                                 -----------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................       19,755,715       13,981,674
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................            7,142           26,805
                                                                                 -----------      -----------
         Net change in unrealized appreciation (depreciation) .............       19,762,857       14,008,479
                                                                                 -----------      -----------
Net realized and unrealized gain (loss) ...................................       13,988,043        6,429,409
                                                                                 -----------      -----------
Net increase (decrease) in net assets resulting from operations ...........      $14,848,425      $ 8,306,795
                                                                                 ===========      ===========
(a)Foreign taxes withheld on dividends ....................................      $   121,195      $   211,936

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                         EMERGING MARKETS SERIES                 FOREIGN EQUITY SERIES
                                                  ------------------------------------   ------------------------------------
                                                  SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                    JUNE 30, 2009        YEAR ENDED        JUNE 30, 2009        YEAR ENDED
                                                    (UNAUDITED)      DECEMBER 31, 2008     (UNAUDITED)      DECEMBER 31, 2008
                                                  ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................    $   17,343,385     $    41,009,170     $   88,232,031     $   203,949,067
      Net realized gain (loss) from
         investments and foreign
         currency transactions ................      (117,952,870)       (175,528,712)      (160,305,196)         42,884,873
      Net change in unrealized appreciation
         (depreciation) on investments,
         translation of other assets and
         liabilities denominated in foreign
         currencies, and deferred taxes .......       394,357,247      (1,449,119,626)       456,933,974      (3,934,879,192)
                                                   --------------     ---------------     --------------     ---------------
         Net increase (decrease) in net
            assets resulting from operations ..       293,747,762      (1,583,639,168)       384,860,809      (3,688,045,252)
                                                   --------------     ---------------     --------------     ---------------
Distributions to shareholders from:
   Net investment income ......................                --         (63,309,942)                --                  --
   Net realized gains .........................                --        (154,527,211)                --                  --
   Net investment income:
      Primary Shares ..........................                --                  --                 --        (116,638,592)
      Service Shares ..........................                --                  --                 --            (595,462)
   Net realized gains:
      Primary Shares ..........................                --                  --                 --        (461,846,071)
      Service Shares ..........................                --                  --                 --          (1,944,902)
   Tax return of capital:
      Primary Shares ..........................                --                  --                 --          (6,041,906)
      Service Shares ..........................                --                  --                 --             (38,216)
                                                   --------------     ---------------     --------------     ---------------
Total distributions to shareholders ...........                --        (217,837,153)                --        (587,105,149)
                                                   --------------     ---------------     --------------     ---------------
Capital share transactions: (Note 2) ..........       (70,511,480)       (262,665,982)                --                  --
      Primary Shares ..........................                --                  --        (48,704,250)       (132,971,686)
      Service Shares ..........................                --                  --          5,053,367        (128,567,654)
                                                   --------------     ---------------     --------------     ---------------
Total capital share transactions ..............       (70,511,480)       (262,665,982)       (43,650,883)       (261,539,340)
                                                   --------------     ---------------     --------------     ---------------
Redemption fees ...............................                --               8,076                 --              27,932
                                                   --------------     ---------------     --------------     ---------------
         Net increase (decrease) in net
            assets ............................       223,236,282      (2,064,134,227)       341,209,926      (4,536,661,809)
Net assets:
   Beginning of period ........................     1,120,377,764       3,184,511,991      4,718,095,852       9,254,757,661
                                                   --------------     ---------------     --------------     ---------------
   End of period ..............................    $1,343,614,046     $ 1,120,377,764     $5,059,305,778     $ 4,718,095,852
                                                   ==============     ===============     ==============     ===============
Undistributed net investment income
   (distributions in excess of net
   investment income) included
   in net assets:
   End of period ..............................    $      175,612     $   (17,167,773)    $    7,909,858     $   (80,322,173)
                                                   ==============     ===============     ==============     ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      FOREIGN SMALLER COMPANIES SERIES               GLOBAL EQUITY SERIES
                                                    ------------------------------------   ---------------------------------------
                                                    SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                      JUNE 30, 2009        YEAR ENDED        JUNE 30, 2009        YEAR ENDED
                                                      (UNAUDITED)      DECEMBER 31, 2008     (UNAUDITED)      DECEMBER 31, 2008(a)
                                                    ----------------   -----------------   ----------------   --------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................     $   860,382        $  2,789,964        $  1,877,386         $  1,559,494
      Net realized gain (loss) from
         investments and foreign
         currency transactions ..................      (5,774,814)        (67,531,006)         (7,579,070)          (8,732,253)
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and
         liabilities denominated in
         foreign currencies .....................      19,762,857           1,580,478          14,008,479          (30,321,484)
                                                      -----------        ------------        ------------         ------------
         Net increase (decrease) in net
            assets resulting from operations ....      14,848,425         (63,160,564)          8,306,795          (37,494,243)
                                                      -----------        ------------        ------------         ------------
   Distributions to shareholders from:
      Net investment income .....................              --          (3,045,712)                 --           (1,314,526)
      Net realized gains ........................              --          (9,591,312)                 --                   --
                                                      -----------        ------------        ------------         ------------
   Total distributions to shareholders ..........              --         (12,637,024)                 --           (1,314,526)
                                                      -----------        ------------        ------------         ------------
   Capital share transactions: (Note 2) .........         (40,590)          3,684,900          38,256,642          133,961,158
                                                      -----------        ------------        ------------         ------------
   Redemption fees ..............................              --                  99                  --                   --
                                                      -----------        ------------        ------------         ------------
            Net increase (decrease) in net
              assets ............................      14,807,835         (72,112,589)         46,563,437           95,152,389
   Net assets:
      Beginning of period .......................      63,617,260         135,729,849          95,152,389                   --
                                                      -----------        ------------        ------------         ------------
      End of period .............................     $78,425,095        $ 63,617,260        $141,715,826         $ 95,152,389
                                                      ===========        ============        ============         ============
   Undistributed net investment income
      included in net assets:
   End of period ................................     $   952,070        $     91,688        $  2,019,092         $    141,706
                                                      ===========        ============        ============         ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                             Semiannual Report | 59

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             60 | Semiannual Report

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

The Funds enter into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (and the one open tax year for the Global Equity Series) and as of June 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

The Funds may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 61

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares (excluding Global Equity Series) that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             62 | Semiannual Report

Templeton Institutional Funds

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           EMERGING MARKETS SERIES
                                                         ---------------------------
                                                            SHARES         AMOUNT
                                                         -----------   -------------
Six Months ended June 30, 2009
   Shares sold .......................................    11,753,055   $ 117,311,941
   Shares redeemed ...................................   (21,901,940)   (187,823,421)
                                                         -----------   -------------
   Net increase (decrease) ...........................   (10,148,885)  $ (70,511,480)
                                                         ===========   =============
Year ended December 31, 2008
   Shares sold .......................................    23,018,745   $ 396,764,787
   Shares issued in reinvestment of distributions ....    18,691,046     206,756,226
   Shares redeemed ...................................   (58,338,281)   (866,186,995)
                                                         -----------   -------------
   Net increase (decrease) ...........................   (16,628,490)  $(262,665,982)
                                                         ===========   =============

                                                             FOREIGN EQUITY SERIES
                                                         -----------------------------
                                                            SHARES          AMOUNT
                                                         -----------   ---------------
PRIMARY SHARES:
Six Months ended June 30, 2009
   Shares sold .......................................    27,805,013   $   390,711,111
   Shares redeemed ...................................   (32,251,811)     (439,415,361)
                                                         -----------   ---------------
   Net increase (decrease) ...........................    (4,446,798)  $   (48,704,250)
                                                         ===========   ===============
Year ended December 31, 2008
   Shares sold .......................................    47,189,948   $ 1,048,350,855
   Shares issued in reinvestment of distributions ....    30,987,557       530,703,931
   Shares redeemed in-kind ...........................    (2,162,529)      (50,278,808)
   Shares redeemed ...................................   (77,270,787)   (1,661,747,664)
                                                         -----------   ---------------
   Net increase (decrease) ...........................    (1,255,811)  $  (132,971,686)
                                                         ===========   ===============
SERVICE SHARES:
Six Months ended June 30, 2009
   Shares sold .......................................       841,512   $    12,770,314
   Shares redeemed ...................................      (526,115)       (7,716,947)
                                                         -----------   ---------------
   Net increase (decrease) ...........................       315,397   $     5,053,367
                                                         ===========   ===============
Year ended December 31, 2008
   Shares sold .......................................     2,291,131   $    41,458,231
   Shares issued in reinvestment of distributions ....       163,000         2,540,363
   Shares redeemed ...................................    (6,466,648)     (172,566,248)
                                                         -----------   ---------------
   Net increase (decrease) ...........................    (4,012,517)  $  (128,567,654)
                                                         ===========   ===============


                             Semiannual Report | 63

Templeton Institutional Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FOREIGN SMALLER
                                                              COMPANIES SERIES        GLOBAL EQUITY SERIES(a)
                                                         -------------------------   -------------------------
                                                           SHARES        AMOUNT        SHARES        AMOUNT
                                                         ----------   ------------   ----------   ------------
Six Months ended June 30, 2009
   Shares sold .......................................    1,461,116   $ 14,501,413    6,681,706   $ 42,850,468
   Shares redeemed ...................................   (1,715,825)   (14,542,003)    (689,609)    (4,593,826)
                                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........................     (254,709)  $    (40,590)   5,992,097   $ 38,256,642
                                                         ==========   ============   ==========   ============
Year ended December 31, 2008
   Shares sold .......................................    2,570,880   $ 28,792,534   14,141,844   $134,378,229
   Shares issued in reinvestment of distributions ....      982,160      9,601,409      187,949      1,266,776
   Shares redeemed ...................................   (3,051,880)   (34,709,043)    (199,765)    (1,683,847)
                                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........................      501,160   $  3,684,900   14,130,028   $133,961,158
                                                         ==========   ============   ==========   ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $7.5 billion
       1.125%         Over $7.5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion


                             64 | Semiannual Report

Templeton Institutional Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Foreign Equity Series and Global Equity Series each pay an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       0.700%         Up to and including $1 billion
       0.680%         Over $1 billion, up to and including $5 billion
       0.660%         Over $5 billion, up to and including $10 billion
       0.640%         Over $10 billion, up to and including $15 billion
       0.620%         Over $15 billion, up to and including $20 billion
       0.600%         In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       0.750%         Up to and including $1 billion
       0.730%         Over $1 billion, up to and including $5 billion
       0.710%         Over $5 billion, up to and including $10 billion
       0.690%         Over $10 billion, up to and including $15 billion
       0.670%         Over $15 billion, up to and including $20 billion
       0.650%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Foreign Smaller Companies Series and Global Equity Series each pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

Emerging Markets Series and Foreign Equity Series pay their allocated share of an administrative fee to FT Services based on the Funds' aggregate average net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200million, up to and including $700 million
       0.100%         Over $700million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                          FOREIGN SMALLER
                            EMERGING         FOREIGN         COMPANIES          GLOBAL
                         MARKETS SERIES   EQUITY SERIES        SERIES       EQUITY SERIES
                         --------------   -------------   ---------------   -------------
Transfer agent fees...       $1,714          $28,368           $2,919            $120


                             Semiannual Report | 65

Templeton Institutional Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES (CONTINUED)

Foreign Equity Series' Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees. For the period ended June 30, 2009, the Fund paid $21,021 for sub-transfer agency fees.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Foreign Smaller Companies Series or Global Equity Series subsequent to the Funds' fiscal year end. After April 30, 2010, FT Services and TIC may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

The Global Equity Series incurred excise taxes as noted in the Statements of Operations, a portion of which FT Services voluntarily agreed to reimburse.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, Global Equity Series had tax basis capital losses of $5,295,647 expiring in 2016.

For tax purposes, realized capital losses, realized currency losses and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, deferred losses were as follows:

                                                               FOREIGN SMALLER
                                  EMERGING        FOREIGN          COMPANIES        GLOBAL
                              MARKETS SERIES   EQUITY SERIES        SERIES       EQUITY SERIES
                              --------------   -------------   ---------------   -------------
Realized capital losses ...    $255,281,400     $218,432,510     $5,531,195        $2,776,941
Realized currency losses ..          69,240        1,565,387        206,945            57,167
Ordinary Income losses ....              --       14,732,156             --                --


                             66 | Semiannual Report

Templeton Institutional Funds

5. INCOME TAXES (CONTINUED)

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                  FOREIGN SMALLER
                                  EMERGING          FOREIGN           COMPANIES         GLOBAL
                              MARKETS SERIES     EQUITY SERIES         SERIES       EQUITY SERIES
                              --------------    --------------    ---------------   -------------
Cost of investments .......   $1,157,817,375    $4,735,187,184      $ 82,091,797     $157,267,179
                              ==============    ==============      ============     ============
Unrealized appreciation ...   $  281,946,623    $1,092,567,663      $ 11,994,268     $  4,496,592
Unrealized depreciation ...     (115,448,313)     (779,971,242)      (15,626,322)     (21,025,543)
                              --------------    --------------      ------------     ------------
Net unrealized appreciation
   (depreciation) .........   $  166,498,310    $  312,596,421      $ (3,632,054)    $(16,528,951)
                              ==============    ==============      ============     ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, corporate actions, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, corporate actions, and gains and losses realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, were as follows:

                                                 FOREIGN SMALLER
                   EMERGING         FOREIGN          COMPANIES         GLOBAL
                MARKETS SERIES   EQUITY SERIES       SERIES        EQUITY SERIES
                --------------   -------------   ---------------   -------------
Purchases ...    $391,883,842     $232,217,577      $7,865,240      $63,283,961
Sales .......    $516,527,003     $215,361,756      $7,847,487      $28,448,727

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Emerging Markets Series and Foreign Equity Series may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to the requirement of the Funds' Board of Trustees and an SEC order, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 67

Templeton Institutional Funds

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTIONS IN-KIND

During the year ended December 31, 2008, the Foreign Equity Series realized $11,436,968 of net gains resulting from a redemption in-kind in which a shareholder redeemed Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                                                              FOREIGN SMALLER
                                EMERGING         FOREIGN          COMPANIES        GLOBAL
                             MARKETS SERIES   EQUITY SERIES        SERIES       EQUITY SERIES
                             --------------   -------------   ---------------   -------------
Commitment fees ..........        $724           $15,204            $44             $63


                             68 | Semiannual Report

Templeton Institutional Funds

11. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                                LEVEL 1        LEVEL 2    LEVEL 3        TOTAL
                                                            --------------   ----------   -------   --------------
EMERGING MARKETS SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            Russia ......................................   $  147,639,265   $1,278,086     $--     $  148,917,351
            All other Equity Investments(b) .............    1,107,867,284           --      --      1,107,867,284
         Short Term Investments .........................       67,531,050           --      --         67,531,050
                                                            --------------   ----------     ---     --------------
               Total Investments in securities ..........   $1,323,037,599   $1,278,086     $--     $1,324,315,685
                                                            ==============   ==========     ===     ==============

                                                                LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
                                                            --------------   ------------   ----------   --------------
FOREIGN EQUITY SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            Taiwan ......................................   $  121,305,769   $ 18,069,669   $       --   $  139,375,438
            United Kingdom ..............................      905,908,449             --    1,981,578      907,890,027
            All other Equity Investments(b) .............    3,667,321,658             --           --    3,667,321,658
         Short Term Investments .........................      148,265,117    184,931,365           --      333,196,482
                                                            --------------   ------------   ----------   --------------
               Total Investments in Securities ..........   $4,842,800,993   $203,001,034   $1,981,578   $5,047,783,605
                                                            ==============   ============   ==========   ==============


                             Semiannual Report | 69

Templeton Institutional Funds

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                              LEVEL 1       LEVEL 2      LEVEL 3         TOTAL
                                                            -----------   ----------   ----------     -----------
FOREIGN SMALLER COMPANIES SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            South Korea .................................   $ 5,232,414   $       --   $1,235,519     $ 6,467,933
            Sweden ......................................     1,034,098           --           --(c)    1,034,098
            All other Equity Investments(b) .............    63,097,712           --           --      63,097,712
         Short Term Investments .........................            --    7,860,000           --       7,860,000
                                                            -----------   ----------   ----------     -----------
               Total Investments in Securities ..........   $69,364,224   $7,860,000   $1,235,519     $78,459,743
                                                            ===========   ==========   ==========     ===========

                                                               LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                            ------------   -----------   -------   -----------
GLOBAL EQUITY SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            South Korea .................................   $  1,223,086   $   168,567     $--     $  1,391,653
            All other Equity Investments(b) .............    126,396,575            --      --      126,396,575
         Short Term Investments .........................             --    12,950,000      --       12,950,000
                                                            ------------   -----------     ---     ------------
               Total Investments in Securities ..........   $127,619,661   $13,118,567     $--     $140,738,228
                                                            ============   ===========     ===     ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statements of Investments.

(c)  Includes securities determined to have no value at June 30, 2009.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                      IN UNREALIZED
                                                                                                                       APPRECIATION
                                                               NET CHANGE                                             (DEPRECIATION)
                                                                   IN                                                ATTRIBUTABLE TO
                                                   NET         UNREALIZED        NET        TRANSFER                   ASSETS STILL
                                   BEGINNING    REALIZED      APPRECIATION    PURCHASES   IN (OUT) OF    ENDING          HELD AT
                                    BALANCE    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3     BALANCE         PERIOD END
                                   ---------   -----------   --------------   ---------   -----------   ----------   ---------------
FOREIGN EQUITY SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:
            United Kingdom .....      $--          $--            $--            $--       $1,981,578   $1,981,578     $--


                             70 | Semiannual Report

Templeton Institutional Funds

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                                                                                      IN UNREALIZED
                                                                                                                       APPRECIATION
                                                               NET CHANGE                                             (DEPRECIATION)
                                                                   IN                                                ATTRIBUTABLE TO
                                                   NET         UNREALIZED        NET        TRANSFER                   ASSETS STILL
                                   BEGINNING     REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF     ENDING         HELD AT
                                    BALANCE    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3       BALANCE       PERIOD END
                                   ---------   -----------   --------------   ---------   -----------   ----------   ---------------
FOREIGN SMALLER COMPANIES SERIES
   ASSETS:
      Investments in Securities
         Equity Investments:
            South Korea ........      $--          $--            $--            $--       $1,235,519   $1,235,519         $--

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 18, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR   -  American Depository Receipt
FDR   -  Foreign Depository Receipt
GDR   -  Global Depository Receipt
FHLB  -  Federal Home Loan Bank
FHLMC -  Federal Home Loan Mortgage Corp.
IDR   -  International Depository Receipt
SDR   -  Swedish Depository Receipt


                             Semiannual Report | 71

Templeton Institutional Funds

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the four separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             72 | Semiannual Report

Templeton Institutional Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                             Semiannual Report | 73

Templeton Institutional Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2008, as well as during the previous 10 years ended December 31, 2008. The following summarizes the performance results for each Fund.

EMERGING MARKET SERIES - The Lipper performance universe for this Fund consisted of all retail and institutional emerging market funds as designated by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Board noted on a comparative basis, the Fund's total return during 2008 as shown in the Lipper report placed it in the second best performing quintile of this performance universe and on an annualized basis placed it in the lowest or second-lowest quintile of such universe for the previous three-, five- and 10-year periods. With respect to such longer term performance, the Board noted the Fund's conservative value-oriented approach and the fact that during each of the five years prior to 2008, the Fund experienced gains in excess of 26% as shown in the Lipper report. While intending to continuously monitor this Fund, the Board did not believe its performance warranted any change in investment strategy or portfolio management.

FOREIGN EQUITY SERIES - The Lipper performance universe for this Fund consisted of all retail and institutional international multi-cap core funds as designated by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and most funds within such performance universe experienced losses during the past year, with the median return for such universe being -43.07% as shown in the Lipper report. The Lipper report for this Fund showed its total return during 2008 to be in the second best performing quintile of its performance universe and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

FOREIGN SMALLER COMPANIES SERIES - The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap value funds as designated by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. This Fund's Lipper report showed its total return during 2008 to be in the lowest performing quintile of its performance universe, but less than one and a half percent below that of the universe median, and its total return on an annualized basis to be in the highest quintile of such universe for the previous three-year period and in the middle quintile for the previous five-year period. (The Fund has not been in existence for 10 years). The Board did not believe such performance warranted any change in investment strategy or portfolio management.


                             74 | Semiannual Report

Templeton Institutional Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

GLOBAL EQUITY SERIES - The Lipper performance universe for this Fund consisted of all retail and institutional global large-cap value funds and consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Lipper report showed the Fund's total return in 2008, being its first full year of operation, to be in the highest or best performing quintile of such universe. The Board noted such favorable comparison, but did not believe such performance to be particularly meaningful in view of the Fund's short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Market Series showed that the Fund's contractual investment management fee rate was approximately 11 basis points above the median of its Lipper expense group but that its actual total expense rate was at the median for such expense group. The Board found such expense to be acceptable. The Lipper report for Foreign Equity Series showed the Fund's contractual investment management fee rate to be at the median of its expense group, and that its actual total expense rate was below the median of its expense group. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate and actual total expense rate to be in each case below the median of its Lipper expense group. The Board was satisfied with the expenses of these Funds. The Lipper report for Global Equity Series showed its contractual investment management fee rate to be approximately four basis points above the median of its Lipper expense group and its actual total expense rate to be below the median of its expense group. The Board was satisfied with the expenses of this Fund, noting they had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the


                             Semiannual Report | 75

Templeton Institutional Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Emerging Market Series' management


                             76 | Semiannual Report

Templeton Institutional Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

advisory fee schedule provides a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $2.5 billion of Fund net assets; 1.125% on the next $2.5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of .075% after net assets reach the $1.2 billion level. At the end of 2008, this Fund's net assets were approximately $1.1 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders. Foreign Equity Series' management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, this Fund's net assets were approximately $4.8 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders. The Board believes no economies of scale presently exist in the operations of Foreign Smaller Companies Series and Global Equity Series at their December 31, 2008, asset levels of approximately $64 million and $94 million, respectively.

PROXY VOTING POLICIES AND PROCEDURES

The Funds' investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds' complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Funds' proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 77

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

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

SEMIANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS

INVESTMENT MANAGERS
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of a Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Funds and their investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in Fund shares. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZTIF S2009 08/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS


By /s/LAURA F. FERGERSON
  ----------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ----------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009


By /s/MARK H. OTANI
 -----------------------------------
     Mark H. Otani
     Chief Financial Officer and
     Chief Accounting Officer
Date  August 27, 2009